UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

June 29, 2009

Dear Shareholder:

You are cordially invited to attend the 2009 Annual Meeting of Shareholders of Universal Corporation, which is to be held in our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, on Tuesday, August 4, 2009, commencing at 2:00 p.m. Eastern Time. At the Annual Meeting, you will be asked to elect as directors the three nominees to the Board of Directors named in the accompanying proxy statement to serve three-year terms, and to re-approve the Universal Corporation Executive Officer Annual Incentive Plan, as amended.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Registered shareholders and participants in plans holding shares of our common stock may vote by signing, dating, and returning the enclosed proxy card or voting instruction, or they may vote over the Internet or by telephone. Instructions for using these convenient services are set forth in the instructions for voting that are attached to the enclosed proxy card or voting instruction. Beneficial owners of shares of our common stock held in street name through a bank or brokerage account should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Annual Meeting, but even if you cannot, please vote your shares as promptly as possible.

Sincerely,

GEORGE C. FREEMAN, III
Chairman, President, and Chief Executive Officer

Universal Corporation

P.O. Box 25099

Richmond, Virginia 23260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Universal Corporation will be held in our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, on Tuesday, August 4, 2009, at 2:00 p.m. Eastern Time, for the following purposes:

(1) to elect as directors the three nominees to the Board of Directors named in the accompanying proxy statement to serve three-year terms;

(2) to re-approve the Universal Corporation Executive Officer Annual Incentive Plan, as amended; and

(3) to act upon such other matters as may properly come before the meeting or any adjournments thereof.

Only holders of record of shares of our common stock at the close of business on June 16, 2009, shall be entitled to vote at the meeting.

By Order of the Board of Directors,

PRESTON D. WIGNER
Secretary

June 29, 2009

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

UNIVERSAL CORPORATION

TO BE HELD AUGUST 4, 2009

APPROXIMATE DATE OF MAILING – JUNE 29, 2009

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the 2009 Annual Meeting of Shareholders of Universal Corporation, which we refer to as the Annual Meeting, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has designated our headquarters building located at 9201 Forest Hill Avenue, Stony Point II Building, Richmond, Virginia 23235, as the place of the Annual Meeting. The Annual Meeting will be called to order at 2:00 p.m., Eastern Time, on Tuesday, August 4, 2009.

The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Universal,” “we,” “us,” “our,” or “the Company” means Universal Corporation.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, which we refer to as the fiscal year 2009 Annual Report, is being mailed concurrently with this Proxy Statement to our shareholders. Unless otherwise specifically stated, our fiscal year 2009 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why are you sending me this document?

A:	The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting of Shareholders, which are more fully described in this Proxy Statement. We are providing this Proxy Statement and related proxy card or voting instruction to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. A proxy, if duly executed and not revoked, will be voted and, if it contains any specific instructions, will be voted in accordance with those instructions.

Q:	Who is eligible to vote?

A:	You may vote if you owned shares of Universal Corporation common stock, which we refer to as Common Stock, on June 16, 2009, the record date established by the Board of Directors under Virginia law for determining shareholders entitled to notice of and to vote at the Annual Meeting. We had outstanding as of the record date 24,957,727 shares of Common Stock, each of which is entitled to one vote per share. Only shareholders of record of Common Stock at the close of business on June 16, 2009, will be entitled to vote.

We issued shares of Series B 6.75% Convertible Perpetual Preferred Stock in 2006, which we refer to as Preferred Stock. Shares of Preferred Stock have voting rights under certain circumstances. We believe that none of those circumstances exist with respect to the Annual Meeting, so shares of Preferred Stock have no voting rights with respect to matters presented in this Proxy Statement.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card. Messrs. George C. Freeman, III, and David C. Moore have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Secretary prior to the Annual Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:	A voting instruction is the instruction form you receive from your bank, broker, or other nominee if you hold your shares of Common Stock in street name. The instruction form instructs you how to direct your bank, broker, or other nominee, as record holder, to vote your shares of Common Stock.

Q:	What am I voting on at the Annual Meeting?

A:	You will be voting on the following matters:

•	Election of the three nominees set forth in this Proxy Statement to the Board of Directors,

•	Re-approval of the Universal Corporation Executive Officer Annual Incentive Plan, as amended (the “Incentive Plan”), and

•	Any other business properly raised at the Annual Meeting or any adjournments or postponements thereof.

We are not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement. If other matters do properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

Q:	What constitutes a quorum and how many votes must be present to hold the Annual Meeting?

A:	In order for the Annual Meeting to be conducted, a majority of the shares entitled to vote (i.e., a majority of the outstanding shares of Common Stock as of the record date) must be present in person or represented by proxy at the Annual Meeting for the transaction of business at the Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes, and shares held of record by a bank, broker, or other nominee (“broker shares”) that are voted on any matter are included in determining the number of votes present. Broker shares that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present. In the event that a quorum is not present at the Annual Meeting, it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors.

Q:	What vote is needed to re-approve the Universal Corporation Executive Officer Annual Incentive Plan, as amended?

A:	The re-approval of the Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock cast on the proposal to re-approve the Incentive Plan; provided that the total of the votes cast on the proposal to re-approve the Incentive Plan represents over 50% of the outstanding shares of Common Stock.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board of Directors recommends that shareholders vote “FOR” all of the proposed nominees named in this Proxy Statement for director and “FOR” the re-approval of the Incentive Plan.

Q:	How do I vote?

A:	Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) may vote in person at the Annual Meeting or by proxy. Registered shareholders have the following ways to vote by proxy:

•	By mail—complete, sign, date, and return the enclosed proxy card or voting instruction, or

•	Over the Internet or by telephone—follow the instructions provided on the enclosed proxy card or voting instruction.

Registered shareholders and participants in plans holding shares of Common Stock are urged to deliver proxies and voting instructions by using the Internet, by calling the toll-free telephone number, or by completing and mailing the enclosed proxy card or voting instruction. The Internet and telephone voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been recorded properly. Instructions for voting over the Internet or by telephone are set forth on the enclosed proxy card or voting instruction. Registered shareholders and plan participants may also send their proxies or voting instructions by completing, signing, and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope.

Shareholders who hold Common Stock through a bank, broker, or other nominee (street name shareholders) who wish to vote at the Annual Meeting should be provided voting instructions from the institution that holds their shares. If this has not occurred, please contact the institution that holds your shares. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker, or other nominee that holds the shares, using either the Internet address or the toll-free telephone number provided on the voting instruction, or otherwise complete, date, and sign the voting instruction and return it promptly in the enclosed pre-paid envelope.

The deadline for voting electronically over the Internet or by telephone is 11:59 a.m., Eastern Time, on August 3, 2009.

Q:	Can I attend the Annual Meeting?

A:	The Annual Meeting is open to all holders of our Common Stock as of the close of business on the record date, June 16, 2009. You may vote by attending the Annual Meeting and voting in person. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. We will not permit cameras, recording devices, and other electronic devices at the Annual Meeting.

Q:	Can I abstain or withhold my vote?

A:	You may abstain or (only with respect to the election of directors) withhold your vote with respect to each item submitted for shareholder approval.

Q:	Can I change or revoke my proxy?

A:	Any shareholder who gives a proxy may change or revoke his or her proxy at any time before it is voted at the Annual Meeting. A shareholder may change or revoke his or her proxy by:

•	giving written notice of revocation to our Secretary, whose address is on page 5 of this Proxy Statement,

•	executing a proxy dated as of a later date, or

•	voting in person at the Annual Meeting.

If you voted over the Internet or by telephone, you can also revoke your vote by any of these methods or you can change your vote by voting again over the Internet or by telephone. If you decide to vote by completing, signing, dating, and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy over the Internet or by telephone. Your attendance at the Annual Meeting will not itself revoke a proxy.

If you are a shareholder whose stock is held in street name with a bank, broker, or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker, or other nominee, or contact your bank, broker, or other nominee in order to change or revoke your previously given proxy.

Q:	How will my shares be voted if I sign, date, and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

A:	Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” the election of all of the nominees named in this Proxy Statement for director, “FOR” the re-approval of the Incentive Plan, and according to the discretion of the proxy holders on any other business proposal properly raised at the Annual Meeting.

As to any other business that may properly come before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.

Q:	Will my shares be voted if I do not provide my proxy?

A:	It will depend on how your ownership of shares of Common Stock is registered. If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement, which is explained under “What constitutes a quorum and how many votes must be present to hold the Annual Meeting?” on page 3 of this Proxy Statement, unless you attend the Annual Meeting to vote them in person.

If you are a shareholder whose shares of Common Stock are held in street name, which means that your shares are registered with our transfer agent in the name of your bank, broker, or other nominee, then your bank, broker, or other nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the bank, broker, or other nominee. Whether the bank, broker, or other nominee may vote your shares depends on the proposals before the Annual Meeting. Brokers have the discretionary authority under the rules of the New York Stock Exchange, or NYSE, to vote shares for which their clients do not provide voting instructions on certain “routine” matters. Based on the rules of the NYSE, we believe that the election of the nominees named in this Proxy Statement for director is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a shareholder whose shares of Common Stock are held in street name with a bank, broker, or other nominee and you do not return your voting instruction card, your bank, broker, or other nominee may vote your shares “FOR” the election of the director nominees named in this Proxy Statement.

The rules of the NYSE, however, do not permit your bank, broker, or other nominee to vote your shares on proposals that are not considered “routine.” When a proposal is not a routine matter and your bank, broker, or other nominee has not received your voting instructions with respect to that proposal, your bank, broker, or other nominee cannot vote your shares on that proposal. Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under circumstances where a broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to us of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter. Based on the rules of the NYSE, we believe the re-approval of the Incentive Plan is not a routine matter and, if your bank, broker, or other nominee has not received your voting instructions with respect to the proposal to re-approve the Incentive Plan, your bank, broker, or other nominee cannot vote your shares on the proposal to re-approve the Incentive Plan. It is important, therefore, that you remember to vote your shares.

Q:	How are abstentions and broker non-votes counted?

A:	With respect to the election of directors, withheld votes and broker non-votes will not be included in the vote total for the proposal to elect the nominees named in this Proxy Statement for director and will not affect the outcome of the vote for that proposal. Abstentions and broker non-votes will have no effect on the proposal to re-approve the Incentive Plan, provided that the total vote cast on the proposal represents over 50% of the outstanding shares of Common Stock.

Q:	Where can I find the results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and disclose final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2010.

Q:	Who pays for the solicitation of proxies?

A:	We will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, facsimile, or other means of electronic transmission by our directors, officers, and employees. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock. It is contemplated that additional solicitation of proxies will be made by D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to us of approximately $5,500, plus reimbursement of out-of-pocket expenses for such items as mailing, copying, phone calls, faxes, and other related matters. In addition, we will indemnify D.F. King against any losses arising out of D.F. King’s proxy soliciting services on our behalf.

Q:	Could other matters be decided in the Annual Meeting?

A:	The Board of Directors does not know of any other business that may be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or at any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy card to vote on such matters as they, in their discretion, may determine.

Q:	Where can I find Universal Corporation’s corporate governance materials?

A:	Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, Code of Conduct, and the charters of the Audit Committee, the Executive Compensation, Nominating, and Corporate Governance Committee, and all other standing committees, are available under the “Corporate Governance” section of our Internet website at http:/www.universalcorp.com/Include/Menu-CorporateGovernance.asp, and are available in print to any shareholder upon request by contacting us at the following address or phone number:

Universal Corporation

P.O. Box 25099

Richmond, Virginia 23260

Attention: Investor Relations

Telephone: (804) 359-9311

Q:	How do I communicate with the Board of Directors?

A:	Shareholders and other interested parties may at any time direct communications to the Board of Directors as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Contact Us – Questions or Comments” section of our Internet website at http://www.universalcorp.com/Include/Menu-ContactUs.asp contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at the following address:

Universal Corporation

P.O. Box 25099

Richmond, Virginia 23260

Attention: Secretary

Telephone: (804) 359-9311

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 4, 2009.

Our Proxy Statement and fiscal year 2009 Annual Report are both available free of charge under the “Investor” section of our Internet website at http://www.universalcorp.com/Include/Menu-Investor.asp

Our 2009 Annual Report to Shareholders, which includes a copy of our fiscal year 2009 Annual Report (excluding exhibits) as filed with the Securities and Exchange Commission, is being mailed to shareholders with this Proxy Statement.

We will provide additional copies of our fiscal year 2009 Annual Report, including the financial statements and financial statement schedules, without charge to any person to whom this Proxy Statement has been delivered if they so request. Requests should be directed to Investor Relations at the address or phone number provided on page 5 of this Proxy Statement.

We make available free of charge through our Internet website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, which is referred to herein as the Exchange Act, as well as reports on Forms 3, 4, and 5 filed by our directors and executive officers pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the Securities and Exchange Commission. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Executive Compensation, Nominating, and Corporate Governance Committee has recommended to our Board of Directors, and our Board of Directors has approved, the three directors set forth below to be elected at the Annual Meeting for terms of three years. Seven other directors have previously been elected to terms expiring in 2010 or 2011, as indicated below. The following pages set forth certain information for each nominee and each incumbent director as of March 31, 2009, except as otherwise noted. All of the nominees except Mr. Sledd and all of the incumbent directors listed below are directors previously elected by the shareholders. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees that receive the highest vote totals for the director positions up for election will be elected. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable. In lieu of designating a substitute nominee, however, the Board of Directors may amend our Bylaws to reduce the number of directors.

Nominees for Election Whose Terms Expire in 2009

JOHN B. ADAMS, JR., 64, is President, Chief Executive Officer, and a director of Bowman Companies, a private land development company, positions he has held for more than five years. He has also been a director of Fauquier Bankshares, Inc., a community bank, since 2003. He is a member of the Audit Committee and the Finance Committee, and has been a director since 2003.

ROBERT C. SLEDD, 56, is Managing Partner of Pinnacle Ventures, LLC, a venture capital firm, and Sledd Properties, LLC, an investment company. He served as Chairman of Performance Food Group Co. (“PFG”), a foodservice distribution company, from 1995 until June 2008. He served as Chief Executive Officer of PFG from 1987 to 2001 and from 2004 to 2006. He also serves on the board of directors of Owens & Minor, Inc., a distributor of national name-brand medical and surgical supplies and a healthcare supply chain management company, and SCP Pool Corporation, a wholesale distributor of swimming pool supplies, equipment, and related leisure products.

EUGENE P. TRANI, 69, is President of Virginia Commonwealth University, a public research university, a position he has held for more than five years. He will serve as President of Virginia Commonwealth University until June 30, 2009, at which time he will retire from that position and serve as a University Distinguished Professor. On January 9, 2009, he resigned as director of LandAmerica Financial Group, Inc. (“LandAmerica”), a title insurance holding company, a position he held since 1993. Dr. Trani is a member of the Audit Committee and the Pension Investment Committee, and has been a director since 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL ONE.

Incumbent Directors Whose Terms Expire in 2010

CHESTER A. CROCKER, 67, is a professor of strategic studies at Georgetown University’s Walsh School of Foreign Service, a private research university, and a member of the Board of Directors of the United States Institute of Peace, an independent federal institution. He has held these positions for more than five years. He serves as Chairman of the Board of Directors for Good Governance Group, a business consulting company, a director of Bell Pottinger Communications USA, LLC, a communications and public affairs consulting company, and he was a director of ASA Limited from 1996 to 2008. He is a member of the Finance Committee and the Pension Investment Committee, and has been a director since 2004.

CHARLES H. FOSTER, JR., 66, was Chairman Emeritus of LandAmerica from January 1, 2007, to January 9, 2009, when he resigned. From January 1, 2005, to December 31, 2006, Mr. Foster served as Chairman of LandAmerica and, prior to 2005, he was Chairman and Chief Executive Officer of LandAmerica, positions he held for more than five years. He is Chairman of the Finance Committee, a member of the Executive Committee and the Executive Compensation, Nominating, and Corporate Governance Committee, and has been a director since 1995.

THOMAS H. JOHNSON, 59, is Chief Executive Officer of Taffrail Group, LLC, a business consulting firm, and retired as Chairman and Chief Executive Officer of Chesapeake Corporation (“Chesapeake”), a specialty packaging company, in November 2005, after which he served as Vice Chairman until April 2006. From 2004 until his retirement, Mr. Johnson was Chairman and Chief Executive Officer of Chesapeake and, from 2000 to 2004, he was Chairman, President, and Chief Executive Officer of Chesapeake. Mr. Johnson is also a director of Coca Cola Enterprises, Inc., a marketer, producer, and distributor of Coca-Cola products; Mirant Corporation, a producer of electricity; and ModusLink Global Solutions, Inc., a supply chain business process management company. He was also a director of Superior Essex, Inc., a manufacturer of wire and cable products, from December 7, 2005 to August 7, 2008. He is a member of the Audit Committee and the Pension Investment Committee, and has been a director since 2001.

JEREMIAH J. SHEEHAN, 70, retired as Chairman of the Board and Chief Executive Officer of Reynolds Metals Company, an aluminum and aluminum foil producer, in 2000, having served in those positions since 1996. He is Chairman of the Executive Compensation, Nominating, and Corporate Governance Committee, a member of the Audit Committee and the Executive Committee, and has been a director since 1998.

Incumbent Directors Whose Terms Expire in 2011

GEORGE C. FREEMAN, III, 45, has been our Chief Executive Officer since April 1, 2008, and our President since December 12, 2006. Mr. Freeman served as General Counsel and Secretary from February 1, 2001, until November 2005, and was elected Vice President in November 2005. He has been a director since November 7, 2007, and Chairman of the Board of Directors since August 5, 2008.

EDDIE N. MOORE, JR., 61, is President of Virginia State University, a public research university, a position he has held for more than five years. He is also a director of Owens & Minor, Inc. He is a member of the Audit Committee and the Pension Investment Committee, and has been a director since 2000.

HUBERT R. STALLARD, 72, retired as President and Chief Executive Officer of Bell-Atlantic Virginia, Inc., a telecommunications company, now known as Verizon Virginia Inc., in 2000. Mr. Stallard is Chairman of the Pension Investment Committee, a member of the Executive Committee and the Executive Compensation, Nominating, and Corporate Governance Committee, and has been a director since 1991.

PROPOSAL TWO

RE-APPROVAL OF THE INCENTIVE PLAN

On May 27, 2009, the Executive Compensation, Nominating, and Corporate Governance Committee of the Board of Directors, which we refer to as the Compensation Committee, approved the following amendments to the Incentive Plan, subject to shareholder approval:

•

Amendments to the Incentive Plan that afford the Compensation Committee the discretion to cause any award to be forfeited or seek a recoupment of payments made under the Incentive Plan in the event of (i) an executive officer’s willful engagement in any activity that the Compensation Committee determines is or was harmful to us, (ii) a material restatement of financial statements, or (iii) an executive officer’s ethical misconduct.

•

Amendments to the Incentive Plan to update the definition of “change of control” to make it consistent with other of our compensation program documents, and to revise the change of control payout under the Incentive Plan from 100% of the target incentive award for the performance period in which the change of control occurs to the greater of (i) the annual bonus the participant would have earned for the performance period in effect on the date of the change of control using the award formula in effect on such date, paid on a pro rata basis based on the percentage of the fiscal year completed as of the date of the change of control and (ii) 100% of the participant’s target bonus opportunity in effect on the date of the change of control.

•	Amendments to the Incentive Plan to remove the ability for an executive to defer any portion of an incentive award under the Incentive Plan.

•

Amendments to the Incentive Plan to add earnings before interest and taxes as a performance measure under the Incentive Plan, and to update, clarify, and re-approve the qualifying performance criteria contained in the Incentive Plan in order for us to continue to deduct for U.S. federal income tax purposes certain performance-based compensation paid to the named executive officers.

In addition, the Compensation Committee made other immaterial changes.

Background

On July 27, 1999, the Compensation Committee adopted the Incentive Plan, subject to and effective upon shareholder approval. The Incentive Plan was approved by the shareholders at the 1999 Annual Meeting of Shareholders. On May 3, 2004, the Compensation Committee amended the Incentive Plan, subject to shareholder approval, to afford the Compensation Committee the ability to award annual bonuses in the form of Common Stock, “restricted stock,” or “stock units” in addition to cash and to increase the maximum award payable. The Incentive Plan, as amended, was re-approved by the shareholders at the 2004 Annual Meeting of Shareholders. Common Stock and restricted stock awarded through the amended Incentive Plan is issued from the pre-authorized amounts of Common Stock available under the Universal Corporation 2007 Stock Incentive Plan.

Reasons to Re-Approve the Incentive Plan

The purposes of the Incentive Plan are to promote our financial success, to provide designated executive officers with an opportunity to receive incentive compensation dependent upon that success, to attract, retain, and motivate such individuals, and to provide awards that are “qualified performance-based compensation” under Section 162(m) of the United States Internal Revenue Code of 1986, as amended, which we refer to as the Internal Revenue Code.

The Incentive Plan has been designed to qualify bonuses awarded under the Incentive Plan as “qualified performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code. Section 162(m) contains special rules regarding the deductibility of compensation paid to a company’s chief executive officer and to each of the other four most highly compensated executive officers for U.S. federal income tax purposes. The general rule is that annual compensation paid to any of these specified executives will not be deductible to the extent that it exceeds $1 million for any year. We can preserve the deductibility of certain compensation in excess of $1 million, including income from stock options, stock appreciation rights, and other performance-based awards that are made under shareholder approved plans and that meet certain other requirements. Among the conditions imposed by Section 162(m) is a requirement that the performance criteria used to determine the performance awards under the

Incentive Plan be re-approved by shareholders every five years. One of the purposes of this proposal is to obtain such re-approval and thereby continue to provide the Compensation Committee the flexibility to determine compensation that satisfies the requirements of Section 162(m) for deductibility of certain compensation in excess of $1 million. The Board recommends that our shareholders re-approve the qualifying performance criteria for purposes of Section 162(m) of the Internal Revenue Code by re-approving the Incentive Plan as amended.

If our shareholders do not re-approve these qualifying performance criteria, any compensation expenses associated with performance-based compensation under the Incentive Plan (together with all other non-performance based compensation) in excess of $1 million for the Chief Executive Officer or our other four most highly compensated executive officers may not be deductible for U.S. federal income tax purposes. In such event, the Compensation Committee would consider the possible loss of the deduction, but may approve stock options, restricted stock, incentive awards and stock units, and other performance awards for which some of the deduction is lost.

Material Terms of the Incentive Plan

Because our shareholders last approved the Incentive Plan in 2004, and because the Incentive Plan was recently amended, we have included the material terms of the Incentive Plan in this Proxy Statement. The following description of the Incentive Plan is qualified in its entirety by reference to the full text of such plan, as amended and restated, which is set forth in the attached Exhibit A and includes the proposed changes to the Incentive Plan in highlighted text.

Duration and Modification. The Incentive Plan became effective upon its approval by the shareholders at the 1999 Annual Meeting and re-approval at the 2004 Annual Meeting. According to its terms, the Incentive Plan is hereby submitted for re-approval by our shareholders. If approved by our shareholders, the Incentive Plan will remain effective for the fiscal year ending March 31, 2010, and each of the next four succeeding fiscal years. For the fifth succeeding fiscal year, the Incentive Plan will again be submitted for re-approval by the shareholders at the annual meeting held during such year. Payment of all awards under the Incentive Plan for future fiscal years will be contingent upon such approval.

The Compensation Committee may at any time amend or terminate the Incentive Plan. However, no amendment may be made after the date an executive officer is selected as a participant for a performance period that may adversely affect the rights of such participant for that performance period, and no amendment may increase the maximum award payable under the Incentive Plan without shareholder approval or otherwise be effective without shareholder approval if such approval is necessary so that awards will be “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code.

Administration. The Incentive Plan will be administered by the Compensation Committee. The Compensation Committee will be composed of not less than two directors, each of whom is intended to be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

Eligibility. The Compensation Committee will designate the executive officers eligible to participate in the Incentive Plan for each performance period. The eligible executive officers are the Chief Executive Officer and such other executives of the Company as may be considered from time to time to be executive officers for purposes of the Exchange Act.

Performance Measures and Goals. Payment of an incentive award to participants is conditioned upon the attainment of pre-established performance goals measured over a performance period designated by the Compensation Committee. A performance period may be one or more periods of time over which the attainment of one or more performance goals will be measured for the purposes of determining a participant’s right to payment in respect of an award under the Incentive Plan. The performance goals applicable to a performance period must be established in writing by the Compensation Committee no later than the earlier of (i) 90 days after the start of the performance period, or (ii) the date upon which 25% of the performance period has elapsed. The performance goals are determined by reference to one or more of the following performance measures, as selected by the Compensation Committee and as applicable to us and/or business unit performance: net income; earnings per share; earnings before interest and taxes; net revenues; gross profit; income before income taxes; economic profit; return on assets; return on funds employed; and return on equity. In each case, the performance measures are determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by us and, if so determined by the Compensation Committee, adjusted to the extent permitted under Section 162(m) of the Internal Revenue Code to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles. From among these, performance measure(s) may vary from performance period to performance period and participant to participant.

Determination and Payment of Incentives. The incentive amount that is payable to a participant in a performance period will be determined in accordance with a pre-established objective award formula based on the achievement of performance goals. The Compensation Committee has the discretion to reduce or eliminate, but cannot increase, any amounts otherwise payable under the Incentive Plan. Awards under the Incentive Plan will be made in cash, Common Stock, restricted stock, stock units, or a combination thereof. The maximum incentive awardable under the Incentive Plan to any participant with respect to any fiscal year (or a portion thereof) contained within a performance period is $2,500,000. In the event of (i) an executive officer’s willful engagement in any activity that the Compensation Committee determines is or was harmful to us, (ii) a material restatement of financial statements, or (iii) an executive officer’s ethical misconduct, the Compensation Committee may, in its sole discretion, cause any award to be forfeited or seek a recoupment of payments made under the Incentive Plan.

Death, Disability, Retirement, or Change of Control. The Incentive Plan provides that if a participant dies or his or her employment is terminated by reason of disability or retirement after an award has been granted but before it has been determined to be earned, we will pay to the participant or, in the case of death, to the participant’s designated beneficiary or estate, a prorated portion of the award that the Compensation Committee determines would have been earned had the participant continued in employment. If a change of control occurs, we will promptly pay to each participant for the performance period in which the change of control occurs the greater of (i) the annual bonus the participant would have earned under the performance measure in effect on the date of the change of control using the award formula in effect on such date, paid on a pro rata basis based on the percentage of the fiscal year completed as of the change of control, and (ii) 100% of the participant’s target bonus opportunity in effect on the date of the change of control. Moreover, if, at the time of a change of control, award payments for the preceding performance period have not yet been determined or paid, we will also pay those award payments based on performance in such prior period with no reduction for subjective performance factors. A change of control under the Incentive Plan means and will be deemed to have taken place upon any of the following:

(a) the acquisition by any individual, entity, or group of beneficial ownership of 20% or more of either (i) our then outstanding shares of Common Stock or (ii) the combined voting power of our then outstanding voting securities entitled to vote generally in the election of our directors, other than as a result of any acquisition directly from us, an acquisition by us, as a result of any acquisition by any employee benefit plan (or related trust) sponsored or maintained by us or any corporation controlled by us or any acquisition by any corporation pursuant to a Business Combination (as defined below) that complies with the clauses (i), (ii) and (iii) of (c) below;

(b) individuals who, as of the date an award schedule is established, constituted the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors;

(c) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of our outstanding shares of our Common Stock and outstanding voting securities entitled to vote generally in the election of our directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, our then outstanding shares of Common Stock and the combined voting power of our then outstanding voting securities entitled to vote generally in the election of our directors, as the case may be, resulting from such Business Combination in substantially the same proportions as their ownership, immediately prior to such Business Combination of our outstanding shares of our Common Stock and outstanding voting securities entitled to vote generally in the election of our directors, as the case may be, (ii) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by us or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

(d) the approval by our shareholders of our complete liquidation or dissolution.

New Plan Benefits. Because participants are selected for each performance period and because amounts payable under the Incentive Plan are based on performance measures, performance goals, and award formulas established for each performance period, it cannot be determined at this time what amounts, if any, will be received by or allocated to any person or group of persons under the Incentive Plan if the Incentive Plan is re-approved. The cash incentive awards earned under the Incentive Plan for fiscal year 2009 by our named executive officers are set forth in Column (g), “Non-Equity Incentive Plan Compensation,” in the “Summary Compensation Table” on page 37 of this Proxy Statement.

Common Stock

Our Common Stock is listed for trading on the NYSE under the symbol “UVV.” The last reported closing price per share of Common Stock as reported by the NYSE on June 16, 2009, was $33.83 per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL TWO.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth as of May 29, 2009, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1) (%)
Barclays Global Investors, NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, California 94105	2,522,243	(2)	10.1
First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	1,658,692	(3)	6.6
AXA 25, avenue Matignon 75008 Paris, France AXA Assurances I.A.R.D. Mutuelle AXA Assurances Vie Mutuelle AXA Courtage Assurance Mutuelle 26, rue Drouot 75009 Paris, France AXA Financial, Inc. 1290 Avenue of the Americas New York, New York 10104	1,457,499	(4)	5.8
Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, California 90401	1,415,403	(5)	5.7
NFJ Investment Group L.P. 2100 Ross Avenue, Suite 700 Dallas, Texas 75201	1,390,200	(6)	5.6
LSV Asset Management 1 North Wacker Drive Suite 4000 Chicago, Illinois 60606	1,285,124	(7)	5.1

(1)	The percentages shown in the table are based on 24,987,877 shares of Common Stock outstanding on May 29, 2009.
(2)	As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009. The Schedule 13G indicates that Barclays Global Investors, NA, acting as a bank, reported that it held sole voting power over 557,137 shares of Common Stock and sole dispositive power over 613,751 shares of Common Stock, and Barclays Global Fund Advisors, acting as an investment adviser, reported that it held sole voting power over 2,381,104 shares of Common Stock and sole dispositive power over 2,522,243 shares of Common Stock. The Schedule 13G states that the shares of Common Stock reported are held by the reporting persons in trust accounts for the economic benefit of the beneficiaries of those accounts.
(3)	As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on January 23, 2009. The amended Schedule 13G indicates that First Trust Portfolios L.P., in its capacity as sponsor of several unit investment trusts which hold shares of Common Stock, has the shared voting power over 1,658,692 shares of Common Stock. The amended Schedule 13G also indicates that First Trust Portfolios L.P. shares the voting power with First Trust Advisors L.P., an affiliate of First Trust Portfolios L.P., which acts as a portfolio advisor of the unit investment trusts, and The Charger Corporation, which is the general partner of both First Trust Portfolios, L.P. and First Trust Advisors L.P.
(4)	As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009. The amended Schedule 13G indicates that AXA holds its reported shares as a member of a group, which includes the entities listed above with AXA. Each member of the group, other than AXA Financial, Inc., is reported as holding sole voting power over 1,319,373 shares of Common Stock and sole dispositive power over 1,457,499 shares of Common Stock. AXA Financial, Inc. is reported as holding sole voting power over 1,315,573 shares of Common Stock and sole dispositive power over 1,457,499 shares of Common Stock.

(5)	As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on February 9, 2009. The amended Schedule 13G indicates that Dimensional Fund Advisors L.P., in its capacity as investment adviser to four investment companies and as investment manager to certain other commingled group trusts and separate accounts, has the sole power to dispose of and to vote the shares of Common Stock that are owned by such companies, trusts and accounts.
(6)	As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009. The amended Schedule 13G indicates that NFJ Investment Group L.P., in its capacity as an investment adviser, has the sole power to dispose of and to vote the shares of Common Stock reported on behalf of itself and certain investment advisory clients and discretionary accounts.
(7)	As reported on Schedule 13G filed with the Securities and Exchange Commission on February 17, 2009. The amended Schedule 13G indicates that LSV Asset Management, in its capacity as an investment adviser, has the sole power to dispose of and to vote the shares of Common Stock.

Directors and Executive Officers

The following table sets forth as of May 29, 2009, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each director or nominee (each of whom is currently a director except for Mr. King, who retired from the Board of Directors on August 4, 2008, and Mr. Sledd, who is not currently a member of the Board), (ii) each executive officer listed in the “Summary Compensation Table”, who we refer to as the “named executive officers”, and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Shares(1),(2)	Percent of Class(3)
John B. Adams, Jr.	12,000	*
W. Keith Brewer	33,700	*
Chester A. Crocker	6,300	*
Joseph C. Farrell	29,030	*
Charles H. Foster, Jr.	13,100	*
George C. Freeman, III	70,755	*
Thomas H. Johnson	11,775	*
Allen B. King	190,037	*
David C. Moore	48,374	*
Eddie N. Moore, Jr.	14,783	*
Hartwell H. Roper	40,939	*
Jeremiah J. Sheehan	20,019	*
Robert C. Sledd	—	*
Hubert R. Stallard	20,748	*
Walter A. Stosch	16,700	*
Eugene P. Trani	15,783	*
Karen M. L. Whelan	56,201	*
Preston D. Wigner	15,422	*
All current directors and executive officers as a group (16 persons)	399,021	1.6%

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock.
(1)	The number of shares of Common Stock shown in the table includes shares that certain of our directors and executive officers had the right to acquire through the exercise of stock options or SARs within 60 days following May 29, 2009, and are in the following amounts: 4,000 shares to Mr. Adams, 30,199 shares to Mr. Brewer, no shares to Mr. Crocker, 7,000 shares to Mr. Farrell, 4,000 shares to Mr. Foster, 49,747 shares to Mr. Freeman, 2,000 shares to Mr. Johnson, 97,867 shares to Mr. King, 27,533 shares to Mr. D. Moore, 6,000 shares to Mr. E. Moore, 28,867 shares to Mr. Roper, 9,000 shares to Mr. Sheehan, no shares to Mr. Sledd, 9,000 shares to Mr. Stallard, 8,000 shares to Mr. Stosch, 6,000 shares to Mr. Trani, 16,533 shares to Ms. Whelan, 14,332 shares to Mr. Wigner and 14,331 shares to other current executive officers not individually listed in the table.
(2)	No executive officers or directors have pledged shares of Common Stock as security.
(3)	The percentages shown in the table are based on 24,987,877 shares of Common Stock outstanding on May 29, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of reports furnished to us and the written representations of our directors and executive officers, we believe that, during fiscal year 2009, all filing requirements applicable to directors and executive officers were satisfied except for the following inadvertent late filing, which covered one transaction: June 3, 2008, Form 4 for Hartwell H. Roper due to administrative error.

CORPORATE GOVERNANCE AND COMMITTEES

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are kept informed of our business through discussions with the Chairman, President, and Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Guidelines

The Board of Directors has adopted written Corporate Governance Guidelines that set forth the practices of the Board of Directors with respect to the qualification and selection of directors, director orientation and continuing education, director responsibilities, Board of Directors composition and performance, director access to management and independent advisors, director compensation, management evaluation and succession, evaluation of the Board of Directors’ performance, and various other issues. The Corporate Governance Guidelines are available to shareholders and the public free of charge under the “Corporate Governance” section of our Internet website at http://www.universalcorp.com/Include/Menu-CorporateGovernance.asp. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 5 of this Proxy Statement.

Code of Conduct

The Board of Directors has adopted a written Code of Conduct applicable to our directors, officers, and employees and the directors, officers, and employees of each of our subsidiaries and controlled affiliates. The Code of Conduct satisfies the NYSE requirements for a “Code of Business Conduct and Ethics” and the Securities and Exchange Commission definition of a “Code of Ethics for Senior Financial Officers.” The Code of Conduct addresses such topics as protection and proper use of company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Conduct is available to shareholders and the public free of charge under the “Corporate Governance” section of our Internet website at http://www.universalcorp.com/Include/Menu-CorporateGovernance.asp. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 5 of this Proxy Statement.

Director Independence

The Board of Directors, in its business judgment, has determined that each member of the Board of Directors except Mr. Freeman, our Chairman, President, and Chief Executive Officer, is independent as defined by the NYSE listing standards and our Corporate Governance Guidelines. In reaching this conclusion and as set forth in the independence standards of our Corporate Governance Guidelines, the Board of Directors evaluated each director in light of the specified independence tests set forth in the NYSE listing standards. In addition, the Board of Directors considered whether we and our subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. There has been no such business or relationships for the past three fiscal years.

Executive Sessions

The independent directors of the Board of Directors meet in executive session at least annually without management or employee directors present. The independent directors designate the director who will preside at the executive session. For fiscal year 2009, the independent directors designated Mr. Sheehan as the presiding director. The presiding director is responsible for advising the Chairman, President, and Chief Executive Officer of the outcome of any decisions reached or suggestions made at these sessions. Executive sessions where non-employee directors meet on an informal basis may be scheduled either before or after each regularly scheduled Board of Directors meeting.

Communications with Directors

Interested parties may at any time direct communications to the Board of Directors as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Contact Us – Questions or Comments” section of our Internet website at http://www.universalcorp.com/Include/Menu-ContactUs.asp contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at Universal Corporation, P. O. Box 25099, Richmond, Virginia 23260, Attention: Secretary.

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

Board and Committee Meeting Attendance

During fiscal year 2009, there were six meetings of the Board of Directors. Each director attended 75% or more of the total number of meetings of the Board of Directors and of the committees on which he served.

Committees of the Board

The standing committees of the Board of Directors are the Executive Committee; the Audit Committee; the Executive Compensation, Nominating, and Corporate Governance Committee; the Finance Committee; and the Pension Investment Committee.

Executive Committee

The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board of Directors meetings. The members of the Executive Committee are Messrs. Freeman (Chairman), Farrell, Foster, Sheehan, and Stallard. The Executive Committee met four times during fiscal year 2009.

Audit Committee

The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent registered public accounting firm and internal auditors, the review of the adequacy of internal accounting controls, and the selection, appointment, compensation, and oversight of our independent registered public accounting firm. The Audit Committee operates under a written charter last amended by the Board of Directors on April 19, 2009. The Audit Committee’s charter is available under the “Corporate Governance — Committees” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govCommittee&Committee=1769.

The members of the Audit Committee are Messrs. Stosch (Chairman), Adams, Johnson, E. Moore, Sheehan, and Trani. The Board of Directors has determined that each of the Audit Committee members is independent as defined under the applicable independence standards set forth in regulations of the Securities and Exchange Commission and the NYSE listing standards. The Board of Directors has also determined that all of the Audit Committee members are financially literate as defined by the NYSE listing standards. In accordance with the applicable regulations of the Securities and Exchange Commission, the Board of Directors has further determined that the Audit Committee contains at least one “audit committee financial expert” as defined by such regulations — Walter A. Stosch, the Chairman of the Audit Committee. The fact that the Board of Directors did not identify additional Audit Committee members as “audit committee financial experts” does not in any way imply that other members do not meet that definition.

The Audit Committee met seven times during fiscal year 2009. Additional information with respect to the Audit Committee is discussed below in the section entitled “Audit Information” on page 63 of this Proxy Statement.

Executive Compensation, Nominating, and Corporate Governance Committee

The members of the Executive Compensation, Nominating, and Corporate Governance Committee, which we refer to as the Compensation Committee, are Messrs. Sheehan (Chairman), Farrell, Foster, and Stallard.

The Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of our executives. The Compensation Committee’s responsibilities include reviewing and setting or approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other executive officers, evaluating the performance of the Chief Executive Officer and our other executive officers in light of those goals and objectives, and determining and approving compensation levels for the Chief Executive Officer and our other executive officers based on this evaluation; making recommendations to the Board of Directors with respect to annual and long-term incentive compensation plans; evaluating the performance of, and determining the salaries, incentive compensation, and executive benefits for senior management; and administering our equity-based and other executive compensation plans.

The Chairman of the Compensation Committee works with our Chief Financial Officer to establish the agenda for Compensation Committee meetings. The Chief Financial Officer and management personnel reporting to him prepare data and materials for review by the Compensation Committee using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review of peer company proxy data, professional research consortiums, and nationally recognized compensation databases provided by the Compensation Committee’s external compensation consultant.

The Compensation Committee periodically meets with the Chief Financial Officer and other members of executive management in order to assess progress toward meeting long-term objectives approved by the Board of Directors. The Compensation Committee reviews the performance and compensation of the Chief Executive Officer with input from both the full Board of Directors and the Chief Executive Officer’s self evaluation. The Compensation Committee approves the compensation of the other executive officers, based upon the evaluation and recommendation of the Chief Executive Officer. Where it deems appropriate, the Compensation Committee engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages and to support the Compensation Committee’s duty to establish each of the executive officers’ targeted overall compensation levels.

The Compensation Committee reports regularly to the Board of Directors on matters relating to the Compensation Committee’s responsibilities. In addition, the Compensation Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties. For additional information regarding the compensation-related activities of the Compensation Committee, see the sections entitled “Compensation Discussion and Analysis” and “Report of Executive Compensation, Nominating, and Corporate Governance Committee” beginning on pages 20 and 36 of this Proxy Statement, respectively.

The Board of Directors has determined that the members of the Compensation Committee are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act), “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code) and “independent directors” (as defined under the applicable NYSE listing standards and our Corporate Governance Guidelines). In addition, no Compensation Committee member is a current or former employee of ours or any of our subsidiaries. While the Compensation Committee’s charter does not specify qualifications required for members, Messrs. Sheehan, Farrell, Foster, and Stallard have each been members of other public company boards of directors and are each former chief executive officers of public companies. The Compensation Committee met five times during fiscal year 2009.

The Compensation Committee also acts as our nominating committee. The Compensation Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors, and monitors developments in, and makes recommendations to the Board of Directors concerning, corporate governance practices. The Compensation Committee operates under a written charter last amended by the Board of Directors on April 19, 2007. The Compensation Committee’s charter is available under the “Corporate Governance – Committees” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govCommittee&Committee=1770.

The Compensation Committee considers candidates for Board of Directors membership suggested by its members and by management, and the Compensation Committee will also consider candidates suggested informally by our shareholders. Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Compensation Committee in connection with an Annual Meeting if we receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Compensation Committee. To be timely for the 2010 Annual Meeting, the notice must be received within the time frame set forth in the section entitled “Proposals for 2010 Annual Meeting” on page 65 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in our Bylaws and Corporate Governance Guidelines.

The Compensation Committee does not differentiate between Board of Directors candidates submitted by Board of Directors members or those submitted by shareholders with respect to evaluating candidates. All Board of Directors candidates are considered based upon various criteria, such as their broad-based business skills and experience, prominence, and reputation in their profession, their global business and social perspective, concern for the long-term interests of the shareholders, knowledge of our industry or related industries, and personal and professional integrity, ethics, and judgment — all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Because the needs of the Board of Directors change from time to time, the Compensation Committee has not established specific minimum qualifications that must be met by potential new directors. The Board of Directors, however, believes that as a matter of policy there should be a substantial majority of independent directors on the Board of Directors.

Finance Committee

The Finance Committee has the responsibility of establishing our financial policies and controlling our financial resources. The members of the Finance Committee are Messrs. Foster (Chairman), Freeman, Adams, Crocker, and Stosch. The Finance Committee met twice during fiscal year 2009.

Pension Investment Committee

The Pension Investment Committee establishes the investment policies, selects investment advisors and portfolio managers, and monitors the performance of investments of the retirement plans and other qualified employee benefit plans of Universal Leaf Tobacco Company, Incorporated and our other U.S. subsidiaries. The members of the Pension Investment Committee are Messrs. Stallard (Chairman), Crocker, Farrell, Johnson, E. Moore, and Trani. The Pension Investment Committee met eight times during fiscal year 2009.

Annual Meeting Attendance

We expect and encourage each member of the Board of Directors to attend our Annual Meetings when it is reasonably practical for the director to do so. All of the directors attended the 2008 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Universal Corporation is one of the world’s largest independent tobacco merchants, providing buying, processing, and packing for manufacturers of tobacco products. As such, our business is subject to risks including changes in general economic, political, market, and weather conditions, government regulation, and fluctuations in foreign exchange rates. Our executive compensation program, therefore, reflects a strong tie of pay to performance in order to link the interests of executive officers to the interests of shareholders and incent the creation of long-term shareholder value.

In fiscal year 2009, we achieved strong operational and earnings performance. Total shareholder return declined in fiscal year 2009, however, reflecting the broad economic downturn, which in turn reduced the realizable value of equity beneficially owned by our executives.

During fiscal year 2009, we produced improved results in almost every operation of our business. These improvements followed the strong results we produced during fiscal year 2008. Fiscal year 2009 produced diluted earnings per share of $4.32, up nearly 17% from last year’s $3.70 per diluted share. In addition, net income for fiscal year 2009 was $131.7 million, compared to $119.2 million for fiscal year 2008. Executive annual incentives earned for fiscal year 2009 were 124% of target, reflecting this strong performance.

The Compensation Committee, Board of Directors, and management of Universal take pride in our performance-based compensation program, and remain committed to maintaining the integrity of the program in good times and bad. We believe that the proportion of at-risk, performance-based compensation should rise as an employee’s level of responsibility increases. To this end, our executive compensation program consists primarily of base salary and at-risk annual cash and equity incentive awards. We do not provide our executives with many of the types of perquisites that other companies offer their executives, such as personal use of corporate aircraft, vehicle allowances, or reimbursement of membership dues in social organizations. We also do not offer our executives employment, severance, or retention agreements and we do not utilize excise tax gross-ups or other tax reimbursements.

Fiscal year 2009 was also a year of management transition. Fiscal year 2009 marked Mr. Freeman’s first year as our Chief Executive Officer. Mr. King, our former Chief Executive Officer, retired from the Board of Directors on August 4, 2008, and Mr. Freemen was elected Chairman of the Board. Additionally, Mr. Roper retired as our Chief Financial Officer on August 31, 2008, and Mr. D. Moore thereafter became our Chief Financial Officer. In addition, Mr. Brewer was promoted in August 2008 to Executive Vice President and Chief Operating Officer.

Compensation Committee Activities in Fiscal Year 2009

In fiscal year 2009, the Compensation Committee reviewed the existing mix, form, and calibration of the executive compensation programs and confirmed its commitment to the principles and structure it followed during fiscal year 2008. In addition, the Compensation Committee modified components of some of those programs to reflect changes in the rules and regulations applicable to such components and to ensure that the components were in line with market medians. Some of the other significant actions the Compensation Committee undertook in fiscal year 2009 included:

•

Reaffirming its objective of setting total direct compensation (including base salary, annual cash incentive awards, and long-term equity awards) for our executives at levels competitive with the market median for executives in comparable positions at companies of comparable size, complexity, and operational characteristics;

•	Evaluating the mix of pay to ensure that the appropriate balance between base salary, annual cash incentives, and long-term performance-based award opportunities is maintained;

•	Revising the total compensation potential for Messrs. Freeman, Brewer, and D. Moore in connection with their promotions and increased responsibilities during fiscal year 2009;

•

Benchmarking fiscal year 2009 executive and director compensation using the new peer group data to align compensation with the 50th percentile of the market, where appropriate, taking into consideration recent changes in senior management;

•

Reviewing the performance targets and calibration ranges for economic profit and adjusted earnings per share to reflect current and anticipated business conditions and to ensure adequate performance stretch in the annual incentive plan goals;

•	Updating compensation arrangements, including our Change of Control Agreements and restricted stock unit agreements, to maintain compliance with Section 409A of the Internal Revenue Code;

•	Updating the 1996 Benefit Restoration Plan to include certain early retirement factors and eliminate outdated provisions;

•

Reaffirming that stock-settled, stock appreciation rights, which we refer to as SARs, and restricted stock and restricted stock units are appropriate forms of long-term incentive awards, and determining that it was appropriate to award performance-based stock units as an additional form of long-term incentive award which, if earned, would be paid out in shares of Common Stock, which we refer to as Performance Shares;

•

Reaffirming the stock ownership guidelines which were revised in fiscal year 2008 to higher levels for all of our officers and the officers of our main operating subsidiary, Universal Leaf Tobacco Company, Incorporated, which we refer to as Universal Leaf, with a title of Senior Vice President or above, and monitoring our executive officers’ compliance with the guidelines;

•	Reaffirming stock ownership guidelines for the non-employee directors; and

•

Reaffirming the “clawback” provision in our performance-based awards with respect to ethical misconduct or material restatements of financial results, in part to address the potential recovery or adjustment of awards in instances where the performance measures on which they were based are restated in a manner that would have decreased the amount of the award.

The Compensation Committee reports regularly to the Board of Directors on matters relating to the Compensation Committee’s responsibilities. In addition, the Compensation Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties.

Guiding Philosophy

The goal of our executive compensation and benefits program is to attract, motivate, reward, and retain the management talent required to achieve our business objectives, at compensation levels that are fair, equitable, and competitive with those of comparable companies. This goal is furthered by the Compensation Committee’s policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to support our business strategy and align the financial interests of management with those of the shareholders.

In addition to the stated goal of our executive compensation and benefits program, the following objectives serve as guiding principles for all compensation decisions:

•	Compensation should be set based on the responsibilities, skills, experience, and achievements of each executive officer, taking into account competitive market rates;

•

Compensation should be linked to individual and corporate performance by aligning our executive compensation program to company-wide performance, which we define in terms of economic performance and increases in shareholder value;

•

There should be an appropriate mix and weighting between base salary, cash incentives, and equity awards, such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk.” Further, as an executive’s responsibilities increase, the portion of “at risk” compensation for the executive should increase as a percentage of total compensation;

•

Strong emphasis should be placed on equity-based compensation and equity ownership in order to align the financial interests of senior management with those of the shareholders, and to ensure the proper focus on long-term business strategies; and

•	Compensation goals and objectives should be transparent and easy to communicate, both internally and externally.

The Compensation Committee also believes that the various elements of our compensation program effectively achieve the objective of aligning compensation with performance measures that are directly related to the Company’s financial goals and creation of shareholder value, without encouraging executives to take unnecessary and excessive risks.

Retaining Experts to Aid in Discharge of Duties

The Compensation Committee has sole authority to retain experts, consultants, and other advisors to aid in the discharge of its duties. The Compensation Committee meets privately with its independent outside advisor from time to time without management present to discuss developments and best practices in executive compensation matters. All work completed by the outside advisor, whether for the Compensation Committee or management, is subject to the approval of the Compensation Committee. The outside advisor’s role with the Compensation Committee is to provide independent advice and counsel. The Compensation Committee does not delegate authority to its outside advisor or to other parties.

For fiscal year 2009, Watson Wyatt Worldwide, whom we refer to as Watson Wyatt, continued to serve as the Compensation Committee’s independent outside advisor. Watson Wyatt’s role as outside advisor is to review the analyses and recommendations prepared by the Compensation Committee and management and to provide alternative market data and guidance on policy development and administration. To maintain the independence of the outside advisor, management is not permitted to use Watson Wyatt without the prior approval of the Compensation Committee. Watson Wyatt participated in Compensation Committee meetings during fiscal year 2009, reviewed materials in advance, and provided to the Compensation Committee additional data on market trends and overall compensation design.

During fiscal year 2009, the Compensation Committee also retained our independent auditor, Ernst & Young LLP, whom we refer to as Ernst & Young, to review management’s calculation of performance measures and the amount of the annual incentive awards to be paid to our executive officers in order to report to the Compensation Committee whether such calculations were accurate and properly prepared. Ernst & Young’s role was limited to a review of management’s calculations, and did not involve an audit of the calculations or any components used in the calculations. Ernst & Young presented their report to the Compensation Committee, but did not attend any other Compensation Committee meetings.

Peer Group Analysis

The Compensation Committee utilizes compensation reports prepared by its outside advisor to aid in the determination of competitive levels of compensation for each of our executive officers. On an annual basis, the Compensation Committee determines the total compensation target for each of our executive officers. The Compensation Committee then sets the mix between the different components of compensation desired to achieve the total compensation target. From time to time, the Compensation Committee requests that its outside advisor benchmark the component totals to confirm that such amounts are within reason of our peer group. The Compensation Committee targets the 50th percentile in measuring competitiveness.

During fiscal year 2008, the Compensation Committee requested that Watson Wyatt review and, if necessary, update our then-current peer group list. Watson Wyatt evaluated the peer group list and proposed changes to the list in order to better align our company with other companies with similar characteristics to us, particularly given the change in our size and structure after completing the sale of our non-tobacco operations. The Compensation Committee approved Watson Wyatt’s recommended list for use beginning with fiscal year 2009. The peer group list for fiscal year 2009 consists of the following companies: Alliance One International, Inc., Chiquita Brands International, Inc., Coca-Cola Bottling Co. Consolidated, Corn Products International, Inc., Del Monte Foods Co., Flowers Foods, Inc., Lancaster Colony Corp., McCormick & Co., Inc., PepsiAmericas, Inc., Ralcorp Holdings, Inc., Seaboard Corporation, Seneca Foods Corp., and The J. M. Smucker Company. When we refer to the “market,” we are referring to the peer group used during fiscal year 2009.

Stock Ownership Guidelines

The Compensation Committee believes it is important to align the interests of members of senior management with our shareholders. While the Compensation Committee considers this principle when determining the appropriate mix of base salary, annual cash incentive awards, and long-term equity awards, the Compensation Committee also established stock ownership guidelines that encourage the accumulation and retention of Common Stock.

Our current share ownership guidelines, which were revised in fiscal year 2008 to set new, higher target levels for our executives, are expressed as a multiple of base salary, ranging from 2.5 to 6 times base salary. The Compensation Committee believes this methodology provides for greater individualization of ownership guidelines. The guidelines work in concert with the long-term incentive plan and are intended to foster strong executive ownership of our Common Stock. The Compensation Committee believes that it is important to achieve and maintain these guideline amounts as minimum target levels of ownership. The Compensation Committee continues to review compliance with our stock ownership guidelines on an annual basis.

Prior to the fiscal year 2008 revisions to our share ownership guidelines, executives had to comply within five years from the later of April 1, 2005 (the date the guidelines were adopted) or the date of the executive’s appointment to a qualifying position. When the Compensation Committee revised the guidelines in fiscal year 2008, the Compensation Committee granted our executives one additional year to comply with the new guidelines, and certain executives were provided additional time because they received recent promotions that resulted in higher ownership targets. The revised guidelines apply to our named executive officers in the following manner:

George C. Freeman, III	6 times salary
W. Keith Brewer	6 times salary
David C. Moore	5 times salary
Hartwell H. Roper(1)	5 times salary
Karen M. L. Whelan	3.5 times salary
Preston D. Wigner	3.5 times salary

(1)	The guideline no longer applies to Mr. Roper due to his retirement on August 31, 2008.

Only shares beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by our executive officers, excluding such executives’ stock options, Performance Shares, and SARs, but including the executive officers’ restricted stock and restricted stock unit awards (and corresponding dividend equivalent rights) are counted in determining compliance with the guidelines. The table below sets forth each of our named executive officers’ 2008 holdings and value as compared to 2009 holdings and value.

	Shares held as of June 16, 2008	Value of Shares held as of June 16, 2008(1)	Shares held as of June 16, 2009	Value of Shares held as of June 16, 2009(2)

George C. Freeman, III	40,862	$2,017,356	58,303	$1,972,390
W. Keith Brewer	19,711	$973,132	31,291	$1,058,575
David C. Moore	32,262	$1,592,775	38,962	$1,318,084
Hartwell H. Roper	37,325	$1,842,735	N/A	N/A
Karen M. L. Whelan	50,097	$2,473,289	54,049	$1,828,478
Preston D. Wigner	7,266	$358,722	10,964	$370,912

(1)	Based on $49.37 per share, the closing price of a share of our Common Stock as quoted on the NYSE on June 16, 2008.
(2)	Based on $33.83 per share, the closing price of a share of our Common Stock as quoted on the NYSE on June 16, 2009.

Management’s ownership targets are viewed as minimum targets to be achieved as soon as possible. With the significant decline in the market price of our Common Stock in fiscal year 2009 during the global economic recession, none of our named executive officers except Ms. Whelan meet their ownership targets at the present time. Notwithstanding this, and except for Mr. Roper who retired, each of our named executive officers increased the number of shares of Common Stock owned during fiscal year 2009, and none disposed of any shares of Common Stock during fiscal year 2009. Based on the decline in the market price of our Common Stock, the Committee determined that it was satisfied that all of the named executive officers who are below their guideline share amount are making satisfactory progress in achieving their applicable share ownership requirements. We expect that each of our named executive officers will meet or exceed the applicable guidelines within the applicable period of compliance.

In addition, the Compensation Committee adopted share ownership guidelines during fiscal year 2008 applicable to the non-employee directors. The guidelines became effective for fiscal year 2009, and are set at three times the annual cash retainer the directors receive. If the amount of the annual cash retainer changes in the future, the applicable share ownership requirement will automatically adjust proportionately with the change. Non-employee directors have three years to comply with the share ownership guidelines. Additional information with respect to the non-employee directors’ share ownership guidelines is set forth in “Non-Employee Director Stock Ownership Guidelines” on page 61 of this Proxy Statement.

Limitations on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a company’s chief executive officer and to the four other most highly compensated executive officers. The statute, however, exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. In this regard, we have taken appropriate actions to maximize the deductibility of annual cash incentive awards, stock option grants, SARs, Performance Shares, restricted stock unit awards, and restricted stock grants. While our policy is generally to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation Committee may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our shareholders despite the fact that such arrangements might not, in whole or part, qualify for tax deductibility.

Clawback in the Event of Restatements or Ethical Misconduct

The Compensation Committee adopted a recoupment, or “clawback,” provision during fiscal year 2008 that is applicable to cash incentive awards, as well as performance-based equity awards, beginning with all such awards for fiscal year 2008. The clawback provision applied to all awards made during fiscal year 2009. The purpose of the clawback provision is to authorize the potential recovery or adjustment of awards when the performance measures on which such awards were based are restated in a manner that would have decreased the amount of the award had the restated performance measure been used to calculate the original award, or when the award is otherwise deemed inappropriate by the Compensation Committee due to the occurrence of certain stated events. In the event of a material restatement of our financial statements, we may seek recoupment of incentive compensation and equity awards paid under our incentive plans for all relevant performance periods. In addition, the Compensation Committee also has the discretion to reduce or eliminate an executive’s incentive compensation and equity awards or seek a recoupment of the same, in the event of ethical misconduct. The Compensation Committee will review all cash incentive payments, performance-based equity awards, and other performance-based awards that are made to current and former officers on the basis of having met or exceeded performance goals. Appropriate action will be taken after considering all factors and circumstances.

2007 Stock Incentive Plan

The Compensation Committee, and subsequently our shareholders at our 2007 Annual Meeting, approved and adopted the Universal Corporation 2007 Stock Incentive Plan, which we call the 2007 Stock Incentive Plan. This plan replaced our 2002 Executive Stock Plan. The 2007 Stock Incentive Plan:

•	Includes performance measures for purposes of satisfying Section 162(m) of the Internal Revenue Code;

•	Contains key changes to ensure future compliance with Section 409A of the Internal Revenue Code;

•	Eliminates provisions from the 2002 Executive Stock Plan that are no longer market practice such as option reloads; and

•	Provides more flexibility in the compensation process to the Compensation Committee by, for example, adding incentive award opportunities.

Components of Executive Compensation

The Compensation Committee targets a specific mix of compensation components, with the intent to make each component of total direct compensation competitive with other companies of similar size and operational characteristics while also linking compensation to individual and corporate performance and encouraging stock ownership by senior management. The major components of our executive compensation program are the following:

•	Base salary. Base salary is intended to reflect the market value of an executive officer’s role and responsibility, with differentiation for individual capabilities and experience in their positions.

•

Annual cash incentive awards. Annual cash incentive awards in the form of market competitive, performance-based cash bonus, is designed to focus our executives on pre-set goals each year and to drive profitability, growth, and shareholder value.

•

Long-term equity participation. Long-term equity participation is designed to recognize executives for their contributions to the Company, to highlight the strategic importance of each executive’s role, to promote retention, and to align the interests of management and shareholders in long-term growth and stock performance by rewarding executives for the creation of shareholder value.

•	Other benefits.

•	Retirement and other post-termination compensation.

The tables contained in this Proxy Statement set forth amounts for these components applicable to the following executives, who served in the noted capacities at the end of fiscal year 2009: George C. Freeman, III, our Chairman, President, and Chief Executive Officer, W. Keith Brewer, our Executive Vice President and Chief Operating Officer, David C. Moore, our Senior Vice President and Chief Financial Officer, Karen M. L. Whelan, our Vice President and Treasurer, Preston D. Wigner, our Vice President, General Counsel, Secretary and Chief Compliance Officer, and Hartwell H. Roper, our former Vice President and Chief Financial Officer. We refer to these six executives as our named executive officers. Mr. Roper retired on August 31, 2008 and was succeeded upon his retirement by Mr. D. Moore.

In determining executive compensation, the Compensation Committee reviews all components of the Chief Executive Officer’s and each named executive officer’s total compensation, including retirement benefits and the costs of all perquisites received to ensure such compensation meets the goals of the program. As a part of this review, the Compensation Committee considers corporate performance information, compensation survey data, the advice of its independent advisor, and the recommendations of management. The Compensation Committee also takes into consideration individual and overall company operating performance to ensure executive compensation reflects past performance as well as future potential and adequately differentiates between employees, based on the scope and complexity of the employee’s job position, market comparisons, individual performance and experience, and our ability to pay. The Chief Executive Officer’s performance is reviewed annually by the Compensation Committee prior to considering changes in base salary, annual cash incentive awards, long-term equity awards, and total direct compensation. The Chief Executive Officer’s performance is evaluated in light of company performance (as described in greater detail below) and non-financial goals and strategic objectives selected by the Compensation Committee. Based on its review, the Compensation Committee believes total compensation for each of the named executive officers is reasonable and not excessive.

In addition, the Compensation Committee evaluates the amount of compensation apportioned to base salary, annual cash incentive awards, and long-term equity participation, which we refer to as total direct opportunity compensation. The Compensation Committee sets target levels for each component of total direct opportunity compensation based on its desire to link compensation to individual and corporate performance and to ensure that a sufficient amount of compensation is performance-based or “at risk.” As an executive’s responsibilities increase, the portion of “at risk” total direct opportunity compensation for the executive increases as a percentage of total direct opportunity compensation. The Compensation Committee set the following target percentages for the components of our named executive officers’ total direct opportunity compensation for fiscal year 2010 (except for Mr. Roper, who retired):

	Base Salary	Cash Incentive Award	Long-Term Equity Award	Total

George C. Freeman, III	25%	25%	50%	100%
W. Keith Brewer	25%	25%	50%	100%
David C. Moore	30%	25%	45%	100%
Karen M. L. Whelan	35%	25%	40%	100%
Preston D. Wigner	35%	25%	40%	100%

1. Base Salaries

The Compensation Committee approved the following base salaries for fiscal year 2009 and fiscal year 2010 for our named executive officers, which became effective April 1, 2008, and April 1, 2009, respectively:

	Fiscal Year 2008 Base Salary	Fiscal Year 2009 Base Salary	Percentage Increase 2008 to 2009	Fiscal Year 2010 Base Salary	Percentage Increase 2009 to 2010
	($)	($)	(%)	($)	(%)

George C. Freeman, III	475,000	575,000	21.1	675,000	17.4
W. Keith Brewer	365,000	425,000	16.4	485,000	14.1
David C. Moore	300,000	335,000	11.7	370,000	10.4
Hartwell H. Roper	342,000	354,000	3.5	N/A	N/A
Karen M. L. Whelan	255,000	263,900	3.5	273,100	3.5
Preston D. Wigner	250,000	258,800	3.5	267,900	3.5

The fiscal year 2009 base salary levels for our executives were evaluated as part of a periodic assessment conducted by Watson Wyatt in fiscal year 2008. Fiscal year 2009 base salaries were determined in accordance with the responsibilities, skills, and experience of each executive, personal performance of the executive in light of individual levels of responsibility, and the competitiveness of the executive’s salary with the salaries of executives in our peer group. While the Compensation Committee considered each of these factors in their totality, the Compensation Committee did not assign a specific value to each factor. For purposes of assessing the competitiveness of salaries, the Compensation Committee reviewed compensation data for our peer group described above from its independent outside consultant to determine ranges of total compensation and the individual components of such compensation.

As part of the compensation setting process for fiscal year 2009, the Compensation Committee met periodically with Mr. Freeman, our Chairman, President, and Chief Executive Officer during fiscal year 2009, and reviewed his performance and the Company’s performance for fiscal year 2008. With Mr. Freeman’s appointment to Chief Executive Officer at the beginning of fiscal year 2009 and Chairman in August 2008, the Compensation Committee evaluated Mr. Freeman’s compensation level, considering the average base salaries of the chief executive officers at the companies included in the peer group approved for fiscal year 2009. The Compensation Committee also considered the progress we made during fiscal year 2009 towards restoring our profitability to prior levels, reducing our debt levels, and the further strengthening of our balance sheet during the fiscal year. The Compensation Committee determined that Mr. Freeman’s fiscal year 2008 base salary was below the appropriate level of base salary compensation for the Chief Executive Officer position in fiscal year 2009. Our Chief Executive Officer’s fiscal year 2009 base salary of $575,000 represented an annualized increase of approximately 21.1% compared to base salary determined during April 2007. This increase was approved after a thorough review and evaluation by the Compensation Committee of the competitiveness of Mr. Freeman’s salary and total cash compensation with those of other chief executive officers at comparable companies. The Compensation Committee believed this base amount was appropriate and not excessive when viewed in context with chief executive officer compensation for the peer group. Fiscal year 2009 salary increases applicable to the other named executive officers, averaged approximately 8.2% above fiscal year 2008 levels.

In addition, prior to fiscal year 2009, the Compensation Committee evaluated base salary levels for our other named executive officers as part of the Compensation Committee’s routine annual assessment. The Compensation Committee completed its review and approved the fiscal year 2009 base salaries for our named executive officers based on the responsibilities of each named executive officer, personal performance of the named executive officer in light of individual levels of responsibility, and the competitiveness of the named executive officer’s salary with the salaries of executives in comparable positions at companies in our peer group.

The Compensation Committee considered the recent promotions of Mr. Freeman to Chief Executive Officer, Mr. Brewer to Executive Vice President, and Mr. D. Moore to Chief Financial Officer, when it reviewed fiscal year 2009 and fiscal year 2010 salary recommendations. In similar situations, significant increases to compensation are often necessary to ensure that the promoted executive’s compensation is comparable to that of similarly situated executives at companies in our peer group. The Compensation Committee, in consultation with Watson Wyatt, determined that an appropriate method to address compensation for significant promotions is to phase in the corresponding increase in compensation over a three-year period following promotion. The Compensation Committee adopted this approach in connection with its approval of the fiscal year 2009 base salaries, which continued with respect to the fiscal year 2010 base salaries.

2. Annual Cash Incentives

The Incentive Plan provides that key managerial employees, including our named executive officers, may receive annual cash incentive awards that vary from year to year based upon corporate and individual performance. The purpose of annual cash incentive awards is to drive our key employees to maximize shareholder value and to provide a means for recognizing individual contribution to our overall results. The cash incentive awards earned for fiscal year 2009 by our named executive officers were approved by the Compensation Committee on May 27, 2009, and are set forth in Column (g), “Non-Equity Incentive Plan Compensation”, in the “Summary Compensation Table” on page 37 of this Proxy Statement.

Annual cash incentive payments are paid based on the Company’s achievements against pre-established performance metrics as set by the Compensation Committee. The annual cash incentive awards to our named executive officers in fiscal year 2009 were based 50% on the generation of economic profit and 50% on the generation of adjusted earnings per share. We use economic profit and adjusted earnings per share, as these performance measures strongly encourage capital discipline and better investment decisions and lead to enhanced cash flow. The Compensation Committee also believes that these measures are representative of our overall performance, and they provide transparency to investors and enable period-to-period comparability of financial performance. For purposes of the Incentive Plan, we define economic profit as consolidated earnings before interest and taxes after certain adjustments, minus a capital charge equal to our weighted average cost of capital times average funds employed, and we define adjusted earnings per share as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses and annual cash incentive award accruals under the Incentive Plan. Economic profit and adjusted earnings per share should not be considered as alternatives to net income or earnings per share determined in accordance with accounting principles generally accepted in the United States.

The executive officers who participate in the Incentive Plan are eligible to receive an annual cash incentive award equal to a percentage of their base salary in the event certain threshold levels are met for economic profit and adjusted earnings per share. The following table sets forth the threshold and target levels for the economic profit and adjusted earnings per share metrics that were applicable for fiscal year 2009 awards:

	Threshold		Target Level	Maximum Level	Fiscal Year 2009 Results

Economic Profit	$(10 million	)	$20 million	$58.33 million	$11.7 million

Adjusted Earnings Per Share	$2.75 per share		$3.75 per share	$4.80 per share	$4.41 per share

Based on the definition of adjusted earnings per share provided above, a reconciliation of the adjusted earnings per share of $4.41 achieved for fiscal year 2009 to our reported diluted earnings per share of $4.32 is as follows:

Adjusted earnings per share	$4.41

Per share effect of annual cash incentive award accrual excluded from adjusted earnings per share	$(0.09)

Reported diluted earnings per share	$4.32

The Company performed well in fiscal year 2008 and the outlook for fiscal year 2009 was for continued improvement. The Compensation Committee therefore increased the performance targets for fiscal year 2009. The target level for economic profit was increased from negative $10 million to $20 million, while the target level for adjusted earnings per share was increased from $3.50 to $3.75.

Each executive officer participating in the Incentive Plan is eligible to receive a cash incentive award based on a percentage of his or her base salary, which we call the target bonus opportunity percentage. The target bonus opportunity percentage for each executive officer, except the Chief Executive Officer, is initially set by our Chief Executive Officer, and is based on the executive officer’s experience in their present position and their job responsibilities. Our Chief Executive Officer submits the recommended target bonus opportunity percentages to the Compensation Committee for their review and approval each year. For our Chief Executive Officer, the Compensation Committee determines the target bonus opportunity percentage. The Compensation Committee also reviews its outside advisor’s compensation data for our peer group when evaluating the recommended target bonus opportunity percentages.

Each year, the Compensation Committee approves percent-of-target performance tables for each performance measure. As Company performance deviates from targeted performance, the percentages in the tables increase or decrease at an accelerated rate. Once the economic profit and adjusted earnings per share performance measures have been calculated for the applicable fiscal year, the Compensation Committee compares the calculated performance to the preapproved tables to determine what percentage to apply to the executives’ target bonus opportunity amounts. The Compensation Committee applies the resulting percentage to the target bonus opportunity amount to determine the annual cash incentive award each executive is eligible to receive. During fiscal year 2008, the Compensation Committee adopted limits applicable to annual cash incentive awards, beginning with the incentive awards to be paid for fiscal year 2008 performance, whereby the incentive awards were capped at two times the target bonus opportunity percentage for each criteria, regardless of how much the Company’s performance exceeded the target level for either criteria. In addition, the Compensation Committee reserves the right to exercise negative discretion in adjusting any incentive awards, but the Compensation Committee has no discretion to increase the awards.

Using Mr. Freeman as an example, we generated economic profit and adjusted earnings per share during fiscal year 2009, with adjusted earnings per share exceeding the threshold and the target levels. Economic profit exceeded the threshold, but fell short of the target. The economic profit and adjusted earnings per share performance measures for the year corresponded to 124.275% on the Compensation Committee’s preapproved tables. Mr. Freeman’s cash incentive award for fiscal year 2009 was, therefore, 124.275% of his target bonus opportunity amount, or $714,600.

The following table lists the target bonus opportunity percentages, the target bonus opportunity amounts, the maximum bonus opportunity amounts, and the actual cash incentive awards for fiscal year 2009 for our named executive officers:

	Target Bonus Opportunity Percentage	Target Bonus Opportunity Amount	Maximum Bonus Opportunity	Actual 2009 Bonus Paid
	(%)	($)	($)	($)

George C. Freeman, III	100	575,000	1,150,000	714,600
W. Keith Brewer	100	425,000	850,000	528,200
David C. Moore	83	279,200	558,400	347,000
Hartwell H. Roper(1)	83	295,000	590,000	152,800
Karen M. L. Whelan	71	188,500	377,000	234,300
Preston D. Wigner	71	184,800	369,600	229,700

(1)

Mr. Roper retired on August 31, 2008, thus being employed for five months of fiscal year 2009. Mr. Roper received a prorated incentive award of $152,800, which is equal to  5/12th of the actual annual incentive award calculation for Mr. Roper.

On May 27, 2009, the Compensation Committee established the performance measures applicable for the annual cash incentive awards to be awarded for fiscal year 2010. The Compensation Committee reconfirmed its use of adjusted earnings per share and economic profit as the appropriate performance measures for the fiscal year 2010 cash incentive awards. On May 27, 2009, the Compensation Committee also amended the Incentive Plan, subject to shareholder approval, as more fully described on page 9 of this Proxy Statement.

3. Long-Term Equity Participation

The Compensation Committee administers Universal Corporation’s 1997 and 2002 Executive Stock Plans, and the 2007 Stock Incentive Plan, pursuant to which the Compensation Committee grants to key executive officers SARs, restricted stock units, Performance Shares, and options to purchase shares of our Common Stock, based upon a determination of competitive aggregate compensation levels. The primary objectives of issuing such equity awards are to encourage significant ownership of Common Stock by management and to provide long-term financial incentives linked directly to market performance of our Common Stock. The Compensation Committee believes that significant ownership of Common Stock by senior management is the optimal method to align the interests of management and the shareholders, and our stock incentive program is effectively designed to further this objective.

With the exception of new hires, long-term incentives are awarded annually on a day between two and twelve business days following the public release of our annual earnings. The Compensation Committee selected this timing because it enables us to consider the prior year performance of the Company and the participants and our expectations for the next performance period, while also guaranteeing that normal awards will be made after we publicly disclose our performance for the year. The awards also are made as early as practicable in our fiscal year in order to maximize the time-period for the incentives associated with the awards. The Compensation Committee’s schedule is determined between six and twelve months in advance, and the proximity of any awards to market events other than earnings announcements is coincidental.

Executive long-term equity participation has historically been in the form of non-qualified stock option grants. In fiscal year 2006, the Compensation Committee re-evaluated the form of its long-term incentive awards, and selected SARs and restricted stock units as the preferred forms of long-term equity participation. The switch to SARs was due in large part to cost efficiencies when we adopted Statement of Financial Accounting Standards No. 123R, which we refer to as FAS 123R. Restricted stock units were used as a cost-effective addition to the compensation mix because such awards did not require the issuance of Common Stock until vesting.

In fiscal year 2008, the Compensation Committee consulted with Watson Wyatt and approved the addition of Performance Shares to the existing mix of long-term equity awards for use in fiscal year 2009. The addition of Performance Shares places greater emphasis on our long-term financial performance, and subjects a higher percentage of the long-term incentive awards to risk based on such performance. The addition of Performance Shares is intended to focus greater attention and rewards on the key underlying drivers of shareholder value. Performance Shares will be granted annually, with overlapping multi-year performance cycles. Performance Shares vest on the last day of the performance period selected by the Compensation Committee, and are earned and paid out based on the Company’s achievement of certain performance measures selected by the Compensation Committee. Similar to Incentive Plan awards, as the actual performance exceeds the performance measure threshold selected by the Compensation Committee, the amount of Performance Share payout increases, with 100% payout occurring if performance reaches a target level set by the Compensation Committee. Payout can exceed 100% if the performance exceeds the target level, but it is capped at a maximum of 150%. Conversely, the payout is reduced if actual performance falls short of the selected performance measure threshold. At the time of vesting, the vested Performance Shares are payable in shares of Common Stock. On May 28, 2008, the Compensation Committee selected average adjusted earnings per share as the appropriate criterion for use with Performance Shares issued during fiscal year 2009 and set the performance period at three fiscal years, beginning with the fiscal year 2009, which began April 1, 2008. Adjusted earnings per share is calculated in the same manner as it is with Incentive Plan awards. The threshold level of 2009-2011 adjusted earnings per share performance was set based on a level of performance that was believed to be achievable. The target level of 2009-2011 adjusted earnings per share performance was set based on a level of performance that was believed to be aggressive, but obtainable. The maximum level of 2009-2011 adjusted earnings per share performance was set based on a level of performance that was believed to be realizable upon the actualization of exceptional performance. In addition, on May 27, 2009, the Compensation Committee again selected average adjusted earnings per share as the appropriate criterion for use with Performance Shares issued during fiscal year 2010 and set the performance period at three fiscal years, beginning with the fiscal year 2010, which began April 1, 2009. Adjusted earnings per share is calculated in the same manner as it is with Incentive Plan awards. The threshold level of 2010-2012 adjusted earnings per share performance was set based on a level of performance that was believed to be achievable. The target level of 2010-2012 adjusted earnings per share performance was set based on a level of performance that was believed to be aggressive, but obtainable. The maximum level of 2010-2012 adjusted earnings per share performance was set based on a level of performance that was believed to be realizable upon the actualization of exceptional performance.

The Compensation Committee, after consulting with its outside advisor, reaffirmed that a portion of our executive officers’ total compensation should be paid in equity awards through our long-term incentive plans. For fiscal year 2009 long-term equity awards, the Compensation Committee determined that one-third of the target value of the equity awards should consist of SARs, one-third should consist of Performance Shares, and the remaining one-third should consist of restricted stock units. The Compensation Committee used an equal mix of SARs, Performance Shares, and restricted stock units because it believes that such mix represents the appropriate balance for our Company in rewarding stock appreciation and relative shareholder return, while also placing sufficient emphasis on our overall financial performance. In order to allocate compensation among the three forms of equity participation, the Compensation Committee values restricted stock unit awards at the fair market value on the date of grant of the equivalent number of shares of Common Stock. All restricted stock units are awarded with five-year cliff vesting, and earn dividend equivalent units during such period. In addition, our named executive officers have additional vesting restrictions or holding period requirements on their restricted stock unit awards in order to preserve deductibility under Section 162(m) of the Internal Revenue Code. The Compensation Committee values SARs as equal to 25% of the value of our Common Stock based on a Black-Scholes valuation method. All SARs vest during the three-year period immediately following the grant date, with one third of the amount awarded vesting on each annual anniversary of the date of grant. The Compensation Committee values Performance Shares at the fair market value on the date of grant of the equivalent number of shares of Common Stock. As described above, Performance Shares vest on the last day of the selected performance period, and are earned and paid out based on the degree to which our financial performance exceeds a threshold level set by the Compensation Committee.

We have historically assigned an initial value to stock options granted by our Compensation Committee equal to the closing price of a share of our Common Stock as quoted on the NYSE on the first business day following the date the stock options were granted by the Compensation Committee. This process was followed with the first set of SARs we issued, in June 2006. The Compensation Committee changed this process, starting with the May 24, 2007, SAR awards, by assigning an initial value to a SAR equal to the closing price of a share of our Common Stock as quoted on the NYSE on the date the SAR is granted by the Compensation Committee. The exercise price for SARs is the closing price of a share of our Common Stock as quoted on the NYSE on the date the SAR is exercised, except for the June 2006 SAR awards for which we used the closing price of a share of our Common Stock as quoted on the NYSE on the day before exercise. When SARs become exercisable, they may be exercised on a date specified by the executive in writing to our Secretary or, if no date is specified, then (a) the date of receipt of the executive’s notice of exercise if our Secretary receives the notice by 2:00 p.m. Eastern Time, or (b) the first business day following receipt of the executive’s notice of exercise if the executive’s notice is received by our Secretary after 2:00 p.m. Eastern Time. Such written notices may only be given to our Secretary during one of our trading windows.

On May 28, 2008, the Compensation Committee granted Performance Shares, SARs, and restricted stock units to key executives pursuant to the 2007 Stock Incentive Plan. The Compensation Committee granted 31,600 Performance Shares, 132,000 SARs, and 36,500 restricted stock units to 20 executives. Because Mr. Roper was retiring as of August 31, 2008, Mr. Roper did not receive any Performance Shares or SARs. Instead, the Compensation Committee awarded Mr. Roper a prorated award in restricted stock units equal to 5/12th of the previously designated amount of his long term incentive award opportunity for fiscal year 2009, reflecting Mr. Roper’s service for five months of fiscal year 2009. The number of SARs, Performance Shares, and restricted stock units granted to our named executive officers on May 28, 2008, were as follows:

	Performance Shares	SARs	Restricted Stock Units

George C. Freeman, III	6,050	24,200	6,050
W. Keith Brewer	4,450	17,800	4,450
David C. Moore	2,650	10,600	2,650
Hartwell H. Roper	—	—	3,500
Karen M. L.Whelan	1,600	6,400	1,600
Preston D. Wigner	1,550	6,200	1,550

Additional details regarding the fiscal year 2009 equity participation awards for each of our named executive officers is set forth in the “Grants of Plan-Based Awards” table on page 40 of this Proxy Statement.

On November 4, 2008, the Compensation Committee approved a revised form of restricted stock unit award agreement, which we call the RSU Agreement, for use with any future restricted stock unit awards to our executive officers. The main purpose of the revisions was to bring the form of RSU Agreement into compliance with impending changes to Section 409A of the Internal Revenue Code. The revisions are based on the form of RSU Agreement used for purposes of the fiscal year 2008 restricted stock unit awards, with the following material changes:

•

“Retirement” for purposes of the RSU Agreement is defined as termination of employment on or after age 55 with at least five years of service, with years of service determined under our qualified pension plan. If a participant is or will become eligible to retire before the vesting date of the award, then a number of special provisions will apply, including:

•

Payment of the award on retirement or termination of employment following a change of control will be delayed for six months from the date of termination if the participant is a key executive (as defined in Section 409A of the Internal Revenue Code); and

•

For purposes of accelerated vesting of the restricted stock unit award on disability or change of control, the definitions of “disability” and “change of control,” respectively, will be narrower than the definitions otherwise provided for in the RSU Agreement in order to comply with Section 409A of the Internal Revenue Code.

•	Any taxes pursuant to Section 409A of the Internal Revenue Code that are owed will be paid in accordance with the statute solely by the participant;

•	Accelerated payment of awards on our liquidation will be permitted only if certain requirements of Section 409A of the Internal Revenue Code are met; and

•

Payment of awards may be delayed to the extent permitted by Section 409A of the Internal Revenue Code to avoid loss of our deduction under Section 162(m) of the Internal Revenue Code or to comply with applicable securities laws.

SARs awarded during fiscal year 2006 may be exercised by retiring executives after retirement during the remainder of the period preceding the stated expiration date of the SARs. The Compensation Committee reconsidered this provision with respect to SARs awards for fiscal year 2007. Beginning with the fiscal year 2007 SARs awards, retiring executives have been given the ability to exercise their SARs during the remainder of the period preceding the stated expiration date of the SARs or 36 months, whichever is shorter. The Compensation Committee shortened the post-retirement exercise period in order to set a reasonable time frame for exercising awards considering the period during which retiring executives’ efforts may have resulted in an impact on stock price.

4. Other Benefits

The Compensation Committee believes employee benefits are an essential component of our competitive total compensation package. These benefits are designed to attract and retain our employees. The named executive officers may participate in the same benefit plans as our salaried employees, which include health and dental insurance, long-term disability insurance, and our 401(k) savings plan. Our 401(k) savings plan includes a defined company match component, and we have disclosed all company matches for our named executive officers in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed each amount in Footnote 7 to that table on page 39 of this Proxy Statement.

In addition, we provide certain other benefits to our executives, including our named executive officers. The Compensation Committee believes these other benefits provide security for current and future needs of the executives and their families and therefore assist in attracting and retaining them. These other benefits are structured to be within the competitive range relative to our peer group. In general, we do not provide our executives with many of the types of perquisites that other companies offer their executives, and the Compensation Committee re-evaluates the types of perquisites that we offer. For example, we previously discontinued car allowances and executive preventative health evaluations, and we sold our corporate aircraft, and therefore no such perquisites were offered to our executives in fiscal year 2009. The additional benefits we provide or have provided to some of our executives during fiscal year 2009 consist of the following and are included in the amounts set forth in Column (i), “All Other Compensation”, in the “Summary Compensation Table”, and separately disclosed in Footnote 7 to that table on page 39 of this Proxy Statement: executive insurance program, financial planning and tax preparation services, tax equalization with respect to overseas assignments, and relocation assistance.

5. Retirement and Post-Termination Compensation

Our named executive officers are covered by a defined benefit retirement plan, a supplemental retirement plan, deferred income plans, and a 401(k) savings plan. Certain of our named executive officers also have Change of Control Agreements addressing a change of control in our company. These items are defined and summarized below. Additional details and all amounts earned by our named executive officers or contributed by us to our named executive officers through those benefits are disclosed in this Proxy Statement where noted below.

A. Defined Benefit Retirement Plan

Our salaried employees, including our named executive officers, participate in a defined benefit retirement plan, the Employees’ Retirement Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the Pension Plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination. The Pension Plan also has survivor benefits for participants’ spouses. The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan. The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service

PLUS

Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 with at least 5 years of service. The early retirement benefit is reduced based on the participant’s age and years of service.

Further detail regarding the Pension Plan and disclosure of the estimated value of pension benefits for our named executive officers is set forth in the “Pension Benefits” table and related footnotes beginning on page 45 of this Proxy Statement.

B. Benefit Restoration Plan

To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II and DIP III, which are defined and discussed below. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement, and benefits under DIP II and DIP III are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits, but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a proportionately equivalent retirement benefit to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. On December 29, 2006, we amended the agreements with the Benefit Restoration Plan participants, which include certain of our named executive officers. We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula. At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 with at least five years of service, but such early retirement benefit is reduced based on the participant’s age and years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis. The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year. Universal Leaf may, at its discretion, elect to make such payments or it may notify the participant prior to the beginning of a calendar year that no such payment will be made for the upcoming year. If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions.

During fiscal year 2009, we deposited the following amounts, less applicable taxes, in individual trusts for our named executive officers with respect to the present value of projected benefits earned through December 31, 2008, under the Benefit Restoration Plan: Mr. Freeman, $168,118; Mr. Brewer, $280,137; Mr. D. Moore, $315,001; and Ms. Whelan, $77,847. Mr. Roper had already retired at the date the trust payments were made so he did not receive such payment, and Mr. Wigner does not have an individual trust for the Benefit Restoration Plan.

The Compensation Committee approved a number of amendments to the Benefit Restoration Plan during fiscal year 2009 in order to better align the plan with then-current market conditions and the other retirement plans we maintain, as well as to address various technical issues related to the Internal Revenue Code. The amendments to the Benefit Restoration Plan included amendments to:

•

Replace the ten-year Treasury Bill rate with a higher Internal Revenue Service applicable interest rate for use as the discount rate for calculating the lump sum distribution, and to eliminate an administrative annuity interest factor from the benefit formula;

•

Modify the early retirement factors under the Benefit Restoration Plan so they match those used in the Pension Plan, including a factor that eliminated the ability for participants to elect to retire and receive an early distribution of their retirement benefit without reduction before they reach age 65, regardless of their years of service; and

•	Create a definition of a “Benefit Accrual Year” pursuant to Section 409A of the Internal Revenue Code, and to adopt new Internal Revenue Service mortality tables.

The amendments became effective April 1, 2009. The cumulative effects of the amendments were to more closely align the Benefit Restoration Plan with the Pension Plan, and to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the updated mortality tables.

C. Deferred Income Plans

We offer all salaried employees, including our named executive officers, the opportunity to participate in the Employees’ 401(k) Savings Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to a calendar year contribution limit of $11,500. The company match becomes vested after the participant completes three years of service. All of our named executive officers participated in the 401(k) Plan in fiscal year 2009.

In addition, we have three nonqualified deferred compensation plans available to certain of our executives: the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1986, which we refer to as DIP I, and the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1994, which we refer to as DIP II. In order to remain in compliance with Section 409A of the Internal Revenue Code, we froze the terms of DIP II as it pertained to any compensation earned prior to January 1, 2005, and amended and restated the plan in December 2008 as the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan III, which we refer to as DIP III. All three plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary, as more fully described in the narrative to the table entitled “Nonqualified Deferred Compensation” on page 47 of this Proxy Statement. Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.

Participants in DIP I entered into agreements in which they deferred specified amounts from the annual cash incentive awards they received that year. Pursuant to the agreements, those executives received pre-retirement payments equaling four times the total amount deferred. In addition, when the participating executives reach the age of 65 they will receive fixed monthly payments for 15 years starting July 1 of the year after they reach such age. None of our named executive officers, except Mr. Roper, participated in DIP I. No deferrals have been made into DIP I since 1990.

DIP II and DIP III are non-qualified savings plans, with eligibility based on a participant’s position in the Company and certain of its subsidiaries. Under DIP II and DIP III, each participant elects to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. DIP II and DIP III are unfunded and unsecured by us and provide the participants a variety of investment options from which to choose. These options are selected by the Pension Investment Committee of the Board of Directors. No named executive officers deferred income in DIP II in fiscal year 2009, and Mr. Freeman and Ms. Whelan were the only named executive officers who deferred income in DIP III in fiscal year 2009.

D. Change of Control Agreements

We do not offer severance agreements to our named executive officers, nor have we offered them agreements for employment or retention with our company. However, to ensure that we will have the continued dedicated service of certain executives (including some of our named executive officers) notwithstanding the possibility, threat, or occurrence of a change of control, we have change of control agreements, which we call Change of Control Agreements. The Compensation Committee believes that the Change of Control Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change of control. The terms and conditions in the Change of Control Agreements are identical for each executive officer who has such an agreement.

A “change of control” is defined in the Change of Control Agreements, and is generally deemed to have occurred if:

•	Any individual, entity, or group acquires 20% or more of either the outstanding shares of Common Stock or the combined voting power of our outstanding voting securities;

•	A majority of our directors are replaced;

•

We reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	Our shareholders approve a complete liquidation or dissolution of Universal Corporation.

During fiscal year 2007 we replaced all existing Change of Control Agreements with new Change of Control Agreements. The 2007 Change of Control Agreements are similar to the original Change of Control Agreements but have a number of significant differences intended to reduce potential cost and eliminate outdated concepts.

The 2007 Change of Control Agreements:

•	Do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•

Contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control (under our prior Change of Control Agreements, payment could be triggered at the executive’s option);

•	Contain non-competition and non-solicitation clauses; and

•	Contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

On November 4, 2008, the Compensation Committee revised the existing Change of Control Agreements it previously entered into with our executive officers (except for Mr. Roper who previously retired). The main purpose of the revisions to the Change of Control Agreements was to ensure such agreements would comply with recent changes to Section 409A of the Internal Revenue Code.

Our Compensation Committee believes the changes made in fiscal year 2007 and fiscal year 2009 were in the best interests of Universal Corporation and our shareholders and they adequately protect the legitimate interests of our named executive officers in employment security without unduly burdening us or reducing shareholder value. With the recent retirement of key officers over the past two fiscal years, we currently only maintain Change of Control Agreements with Messrs. Freeman, Brewer, D. Moore, and Wigner. The Change of Control Agreements are described in more detail below in the section entitled “Potential Payments upon Termination or Change of Control” beginning on page 49 of this Proxy Statement.

REPORT OF THE EXECUTIVE COMPENSATION,

NOMINATING, AND CORPORATE GOVERNANCE COMMITTEE

We have reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

THE EXECUTIVE COMPENSATION, NOMINATING, AND CORPORATE GOVERNANCE COMMITTEE

Jeremiah J. Sheehan, Chairman
Joseph C. Farrell
Charles H. Foster, Jr.
Hubert R. Stallard

Richmond, Virginia

June 19, 2009

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee during fiscal year 2009 or as of the date of this Proxy Statement is or has been a Universal officer or employee and none of our executive officers served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors.

EXECUTIVE COMPENSATION

The individuals named below include the Chairman, President, and Chief Executive Officer, the current Chief Financial Officer, the former Chief Financial Officer, and the other named executive officers as of March 31, 2009. Information relating to total compensation is provided, where applicable, for the fiscal years ended March 31, 2007, 2008, and 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary(2)	Stock Awards(3)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5),(6)	All Other Compensation(7)	Total
(a)	(b)	($) (c)	($) (e)	($) (f)	($) (g)	($) (h)	($) (i)	($) (j)

George C. Freeman, III Chairman, President, and Chief Executive Officer	2009	575,000	299,527	316,565	714,600	334,367	73,835	2,313,894
	2008	463,950	144,994	290,382	694,400	155,316	45,834	1,794,876
	2007	332,700	50,124	69,366	265,500	28,010	39,613	785,313

W. Keith Brewer Executive Vice President and Chief Operating Officer	2009	425,000	225,033	237,833	528,200	553,359	61,774	2,031,199
	2008	351,450	111,575	222,091	533,600	295,812	43,566	1,558,094
	2007	302,700	38,820	52,027	204,000	354,844	122,249	1,074,640

David C. Moore Senior Vice President and Chief Financial Officer	2009	335,000	191,636	151,421	347,000	650,521	48,752	1,724,330
	2008	292,700	100,799	148,507	365,500	280,421	287,638	1,475,565
	2007	262,700	36,071	52,027	139,800	35,012	60,423	586,033

Hartwell H. Roper Vice President and Chief Financial Officer(1)	2009	147,500	227,291	—	152,800	—	56,798	584,389
	2008	339,200	333,830	251,808	416,600	345,776	50,316	1,737,530
	2007	322,700	214,227	141,884	159,300	278,599	58,298	1,175,008

Karen M. L. Whelan Vice President and Treasurer	2009	263,900	109,858	74,559	234,300	155,373	45,165	883,155
	2008	252,800	191,266	140,544	263,100	93,198	25,509	966,417
	2007	239,300	143,838	97,293	100,600	79,378	36,486	696,895

Preston D. Wigner Vice President, General Counsel, Secretary and Chief Compliance Officer	2009	258,800	82,850	92,081	229,700	40,173	35,516	739,120

(1)	Mr. Roper retired as Vice President and Chief Financial Officer on August 31, 2008, at which time Mr. D. Moore succeeded him as Chief Financial Officer.
(2)

Salary amounts include cash compensation earned by each named executive officer during fiscal years 2007, 2008, and 2009, where applicable, as well as any amounts earned in such fiscal years but contributed into the 401(k) Plan and/or deferred at the election of the named executive officer into our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the named executive officers in fiscal year 2009, including earnings on amounts deferred, see “Nonqualified Deferred Compensation” beginning on page 47 of this Proxy Statement.

(3)

The amounts represent the expense we recognized in fiscal years 2007, 2008, and 2009 for financial statement reporting purposes in accordance with FAS 123R (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, include amounts from awards granted in and prior to such fiscal years. These amounts reflect our accounting expense for these awards, and do not correspond to the actual cash value that will be recognized by each of the named executive officers when received. Assumptions used in the calculation of these award amounts are included in Notes 1 and 12 to the consolidated financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2007 and 2008, and in Notes 1 and 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009, and incorporated by reference into this Proxy Statement. Beginning in fiscal year 2007, fair value expense for stock-based compensation was recognized ratably over the period from grant date to the earlier of (a) the vesting date of the award, or (b) the date the grantee is eligible to retire without forfeiting the award. For employees who are already eligible to retire at the date an award is granted, the total fair value of the award is recognized as expense at the date of grant. Information on individual equity awards granted to the named executive officers in fiscal year 2009 is set forth in the section entitled “Grants of Plan-Based Awards” on page 40 of this Proxy Statement.

(4)

The amounts represent cash awards to the named executive officers under our performance-based annual cash incentive plan for fiscal years 2007, 2008, and 2009, where applicable, which is discussed in the section entitled “Annual Cash Incentives” beginning on page 27 of this Proxy Statement. While such amounts were earned for fiscal year 2007, 2008, and 2009 performance, they were not paid to the named executive officers until June 8, 2007, June 10, 2008, and June 12, 2009, respectively.

(5)

The amounts represent (i) the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal years 2007, 2008, and 2009, as applicable, determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and (ii) interest accrued to participants’ accounts under DIP I to the extent such interest exceeded 120% of the applicable federal long-term rate under Section 1274(d) of the Internal Revenue Code. For all named executive officers except Mr. Roper, the amounts only reflect changes in pension value because they had no above market interest earnings for fiscal years 2007, 2008, and 2009. The amounts reported for Mr. Roper for fiscal years 2007 and 2008 include $273,052 as the change in pension value and $5,547 as the above market interest earned on his DIP I account, and $339,175 as the change in pension value and $6,601 as the above market interest earned on his DIP I account, respectively. For fiscal year 2009, Mr. Roper earned $7,855 as above market interest on his DIP I account, but we do not show a change in his pension value as of March 31, 2009, because he retired on August 31, 2008. For additional information on our pension plans, see the section entitled “Retirement and Post-Termination Compensation” on page 32 of this Proxy Statement and the tables entitled “Pension Benefits” on page 45 of this Proxy Statement and “Nonqualified Deferred Compensation” on page 47 of this Proxy Statement. For a full description of the pension plan assumptions used by us for financial reporting purposes for fiscal years 2007, 2008, and 2009, see Note 12 to our consolidated financial statements, which is included in our Annual Report on Form 10-K for the year ended March 31, 2009, and incorporated by reference into this Proxy Statement.

(6)

We provide funding payments, less applicable tax withholding, that are used for individual trusts for covered officers with vested accrued benefits under the Benefit Restoration Plan. These amounts are not included in the “Summary Compensation Table” because they do not represent compensation or earnings to the named executive officers. Instead, these amounts offset benefits otherwise payable by us at the named executive officers’ retirement so they are not intended to increase total promised benefits to a named executive officer. Pursuant to the Benefit Restoration Plan, participants are able to withdraw from their individual trusts current contributions deposited by us provided such withdrawal occurs within ten business days after we make the deposit. During fiscal year 2007, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2006, under our retirement plans as follows: Mr. Freeman, $9,014; Mr. Brewer, $140,886; Mr. D. Moore, $57,340; Mr. Roper, $492,907 and Ms. Whelan, $81,759. During fiscal year 2008, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2007, under our retirement plans as follows: Mr. Freeman, $49,611; Mr. Brewer, $101,096; Mr. D. Moore, $87,932; Mr. Roper, $44,831 and Ms. Whelan, $21,985. During fiscal year 2009, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2008, under our retirement plans as follows: Mr. Freeman, $168,118; Mr. Brewer, $280,137; Mr. D. Moore, $315,001; and Ms. Whelan, $77,847. Additional information regarding the Benefit Restoration Plan is set forth in the section entitled “Benefit Restoration Plan” on page 33 of this Proxy Statement.

(7)

The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2009. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table:

Column (i) Components	G.C. Freeman, III	W.K. Brewer	D.C. Moore	H.H. Roper	K.M.L. Whelan	P.D. Wigner
	($)	($)	($)	($)	($)	($)

Car Allowance (a)	—	—	—	—	—	—
Use of Corporate Aircraft (b)	—	—	—	—	—	—
Professional Fees (c)	—	1,295	—	15,000	—	—
Tax Equalization (d)	—	—	—	—	—	—
Executive Insurance (e)	61,085	48,229	36,815	34,573	33,554	23,907
Relocation (f)	—	—	—	—	—	—
401(k) Match (g)	12,750	12,250	11,937	7,225	11,611	11,609
DIP Stock (h)	—	—	—	—	—	—
TOTALS (i)	73,835	61,774	48,752	56,798	45,165	35,516

(a)

Automobile Allowance. For a number of years, we provided a car allowance to certain executive officers, including our named executive officers. The purpose of the car allowance was to make our compensation program competitive with other companies. Effective January 1, 2007, we discontinued our car allowances as part of our efforts to simplify administration and our compensation program. In lieu of these benefits, the named executive officers each received an increase in fiscal year 2007 salary starting in January 2007, with such amounts discounted to mitigate the impact of the benefit costs. The fiscal year 2007 increase was the only adjustment necessary to address the discontinuation, so there were no increases or adjustments made in fiscal year 2008 or beyond.

(b)

Company Aircraft. In the past, executive management was permitted to use the company aircraft provided they reimbursed the Company for the use of the aircraft, based on a value determined in accordance with applicable Internal Revenue Code regulations. During the fourth quarter of fiscal year 2007, we discontinued this perquisite and we sold the corporate aircraft during fiscal year 2008, so there was no use of the company aircraft during fiscal year 2008 or beyond.

(c)

Financial Planning and Tax Preparation Services. Certain of our executives are eligible to be reimbursed for financial planning and tax preparation services they incur during the year, subject to an annual cap of $15,000. In addition, for certain executive management who are U.S. nationals working overseas, we reimburse them for similar tax preparation expenses they incur in connection with the filing of their foreign and United States tax returns. All reimbursed amounts paid to our named executive officers during fiscal year 2009 pursuant to our financial planning and tax preparation policy are individually disclosed in the perquisites table above.

(d)

Tax Equalization. We have a policy applicable to certain United States executives who perform extended international assignments which ensures that their overseas tax liability associated with their assignment does not exceed what it would have been had they remained in the United States. We bear any incremental United States and foreign tax costs associated with the additional overseas allowances and payments the executives receive. Mr. D. Moore completed such an international assignment, and he received tax equalization payments during fiscal year 2008. Mr. D. Moore’s United States and foreign tax return filings, including amended returns, have been finalized, so no further tax equalization payments are expected.

(e)

Executive Insurance Program. We provide certain executives with executive life insurance policies in lieu of participation in our standard group life insurance program. The purpose of the executive life insurance program, which we call the Executive Insurance Program, is to provide our executive officers with the opportunity to participate in a policy that the executive officer owns directly and retains after retirement or termination of employment, and will provide substantially more post-retirement coverage than the group term plan provides participants. The amounts listed for the Executive Insurance Program represent premiums we paid in fiscal year 2009 for such policies. We pay all premiums on two times covered compensation, which is the same as our group term plan, and the executive officers are required to contribute amounts equal to the income tax on group life insurance coverage in excess of $50,000 at various ages for which they would have paid assuming they had remained in our group term life insurance plan. The executives are eligible to purchase an additional amount equal to one times covered compensation, at their own expense.

(f)

Relocation Assistance. When extraordinary circumstances arise, we assist executives who are asked to relocate to other areas in which our subsidiaries operate. In these circumstances, determined on a case by case basis by our management, we provide assistance in connection with the relocation in the form of cost reimbursement and the advancement of a housing allowance as deemed appropriate. No executives received relocation assistance during fiscal year 2009.

(g)

401(k) Company Match. Each named executive officer is eligible to participate in the 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. Company contributions made to the named executive officers during fiscal year 2009 are set forth in the table above. Information about the 401(k) Plan is set forth in the section entitled “Deferred Income Plans” beginning on page 34 of this Proxy Statement.

(h)

DIP Stock. In the past, deferrals for DIP II reduced the company matching contribution under an employee stock purchase plan we maintained. To help offset the reduction, we provided affected participants a lump sum cash payment equal to the additional company matching contribution the participant otherwise would have received into their employee stock purchase plan matching account. We dissolved our employee stock purchase plan during fiscal year 2008, so we did not make any such lump sum payments in fiscal year 2009.

(i)

Matching Gifts. Each named executive officer is eligible to participate in our matching gifts program in which our charitable foundation matches employees’ contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per employee. Each of the named executive officers participated in the matching gifts program in amounts equal to or below the maximum amount. The amounts matched have not been included in Column (i) in the “Summary Compensation Table.”

GRANTS OF PLAN-BASED AWARDS

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended March 31, 2009.

Name and Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards	Market Price of Option Awards on Grant Date(4)	Grant Date Fair Value of Stock and Option Awards(5)
	Threshold	Target	Max.	Threshold	Target	Max.
(a & b)	($) (c)	($) (d)	($) (e)	(#) (f)	(#) (g)	(#) (h)	(#) (i)	(#) (j)	($/Sh) (k)	($/Sh) (l)	($) (m)
George C. Freeman, III	0	575,000	1,150,000
05/28/2008				0	6,050	9,075				51.32	465,729
05/28/2008							6,050		51.32	51.32	310,486
05/28/2008								24,200	51.32	51.32	281,930

W. Keith Brewer	0	425,000	850,000
05/28/2008				0	4,450	6,675				51.32	342,561
05/28/2008							4,450		51.32	51.32	228,374
05/28/2008								17,800	51.32	51.32	207,370

David C. Moore	0	279,200	558,400
05/28/2008				0	2,650	3,975				51.32	203,997
05/28/2008							2,650		51.32	51.32	135,998
05/28/2008								10,600	51.32	51.32	123,490

Hartwell H. Roper	0	295,000	590,000
05/28/2008							3,500		51.32	51.32	179,620

Karen M. L. Whelan	0	188,500	377,000
05/28/2008				0	1,600	2,400				51.32	123,168
05/28/2008							1,600		51.32	51.32	82,112
05/28/2008								6,400	51.32	51.32	74,560

Preston D. Wigner	0	184,800	369,600
05/28/2008				0	1,500	2,250				51.32	115,470
05/28/2008							1,550		51.32	51.32	79,546
05/28/2008								6,200	51.32	51.32	72,230

(1)

Amounts represent potential annual cash incentive awards for fiscal year 2009. The actual amount of the annual cash incentive award earned by each named executive officer for fiscal year 2009 is reported in Column (g), “Non-Equity Incentive Plan Compensation,” in the “Summary Compensation Table” on page 37 of this Proxy Statement. For additional information with respect to the annual cash incentive awards under the Incentive Plan, see the section entitled “Annual Cash Incentives” beginning on page 27 of this Proxy Statement.

(2)

Amounts represent potential vesting of Performance Shares granted during fiscal year 2009. Performance Shares vest in the event the three year performance measures corresponding to the Performance Shares are met or exceeded. For additional information with respect to Performance Shares granted pursuant to our 2007 Stock Incentive Plan, see the section entitled “Long-Term Equity Participation” beginning on page 29 of this Proxy Statement and in Column (g) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 42 of this Proxy Statement.

(3)

Amounts represent the award of restricted stock units. Each restricted stock unit will convert one-for-one into shares of Common Stock upon vesting. Additional information with respect to restricted stock unit awards is set forth in the section entitled “Long-Term Equity Participation” beginning on page 29 of this Proxy Statement, and in Column (i) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 42 of this Proxy Statement.

(4)

Each SAR represents the right to receive from us upon exercise an amount, payable in shares of Common Stock, equal to the excess, if any, of the fair market value of one share of Common Stock on the date of exercise over the base value per share. SARs granted during fiscal year 2009 were assigned an initial base value on the date of grant equal to the price of a share of our Common Stock on the date of grant. This process is dictated by the 2007 Stock Incentive Plan. For additional information with respect to the SAR awards, see the section entitled “Long-Term Equity Participation” beginning on page 29 of this Proxy Statement.

(5)

Represents the grant date fair value of the award determined in accordance with FAS 123R. The full grant date fair value of the Performance Shares is calculated at the maximum performance level and will vest, if at all, at the end of a three-year measurement period, if certain performance targets are met. Amounts are determined assuming a price per share of $51.32, which represents the closing price of Common Stock as of the date of grant and represents the grant date fair value of the award determined in accordance with FAS 123R. Each Performance Share will convert 1-for-1 into a share of Common Stock upon vesting if the performance target is met. Grant date fair value for the restricted stock unit awards is based on the grant date fair value of the underlying shares of Common Stock. Grant date fair value of SARs is $11.65 per share based on a Black-Scholes option pricing model for use in valuing executive stock options. The actual value, if any, that a named executive officer may realize upon exercise of SARs will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a named executive officer will be at or near the value estimated by the Black-Scholes model. The assumptions used in determining the grant date fair values of these awards are set forth in Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009, and incorporated by reference into this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table presents information concerning the number and value of outstanding restricted stock units, stock options, Performance Shares, and SARs held by the named executive officers as of March 31, 2009.

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested(2),(3)
(a)	(#) (b)	(#) (c)	($) (e)	(f)	(#) (g)	($) (h)	(#) (i)	($) (j)

George C. Freeman, III
June 17, 2004	4,144		47.28	05-Dec-12
December 17, 2004	5,671		48.21	05-Dec-12
June 13, 2006	5,333	5,334	36.03	12-Jun-16
May 24, 2007	10,600	21,200	62.66	23-May-17
May 28, 2008		24,200	51.32	27-May-18
May 24, 2005							2,890	86,469
June 13, 2006							4,437	132,755
May 24, 2007							8,497	254,230
May 28, 2008							6,255	187,150
May 28, 2008					6,050	181,016

W. Keith Brewer
June 13, 2006	4,000	4,000	36.03	12-Jun-16
May 24, 2007	8,133	16,267	62.66	23-May-17
May 28, 2008		17,800	51.32	27-May-18
May 24, 2005							2,312	69,175
June 13, 2006							3,328	99,574
May 24, 2007							6,520	195,078
May 28, 2008							4,601	137,662
May 28, 2008					4,450	133,144

David C. Moore
May 24, 2005	6,000		46.34	23-May-15
June 13, 2006	4,000	4,000	36.03	12-Jun-16
May 24, 2007	5,000	10,000	62.66	23-May-17
May 28, 2008		10,600	51.32	27-May-18
May 24, 2005							1,734	51,881
June 13, 2006							3,328	99,574
May 24, 2007							4,008	119,919
May 28, 2008							2,740	81,981
May 28, 2008					2,650	79,288

Hartwell H. Roper
June 13, 2006	11,667		36.03	12-Jun-16
May 24, 2007	17,200		62.66	23-May-17

Karen M. L. Whelan
June 13, 2006	4,000	4,000	36.03	12-Jun-16
May 24, 2007	3,200	6,400	62.66	23-May-17
May 28, 2008		6,400	51.32	27-May-18
May 24, 2005							3,237	96,851
June 13, 2006							3,328	99,574
May 24, 2007							2,565	76,745
May 28, 2008							1,654	49,488
May 28, 2008					1,600	47,872

Preston D. Wigner
June 13, 2006	2,667	2,667	36.03	12-Jun-16
May 24, 2007	3,200	6,400	62.66	23-May-17
May 28, 2008		6,200	51.32	27-May-18
June 13, 2006							2,218	66,363
May 24, 2007							2,565	76,745
May 28, 2008							1,603	47,962
May 28, 2008					1,550	46,376

(1)

Amounts in Column (c) represent unvested SARs. SARs vest within three years of the date of grant, with one-third of the SARs vesting on each anniversary date of the date of grant. Amounts in Column (g) represent Performance Shares. Performance Shares vest at the end of their corresponding three-year performance period if certain performance targets are met or exceeded. Amounts in Column (g) assume 100% vesting of the award, which represents the target amount payable. Each Performance Share converts 1-for-1 into a share of Common Stock upon vesting if the performance target is met. See “Compensation Discussion and Analysis” beginning on page 20. Amounts in Column (i) represent unvested restricted stock units and accumulated dividend equivalent rights. Restricted stock units have five-year cliff vesting, meaning all restricted stock units vest on the fifth anniversary of the date they are granted. At the time of vesting, restricted stock units are automatically converted into an equal number of shares of Common Stock without restriction, except in the case of certain executives who are named executive officers at the time of vesting, in which case shares remain restricted until the executives are no longer named executive officers or they retire. Restricted stock unit awards accumulate dividend equivalent rights, which track actual dividend amounts and are added to the total number of restricted stock units to be converted into shares of Common Stock at the time of vesting.

(2)	Based on the closing price of $29.92 for our Common Stock, as quoted on the NYSE on March 31, 2009, the last trading day of fiscal year 2009.
(3)

We have historically assigned an initial value to stock options granted by our Compensation Committee equal to the closing price of a share of Common Stock as quoted on the NYSE on the first trading day following the date of grant. As of May 27, 2007, the Compensation Committee changed this process for future awards by assigning an initial value to an award equal to the closing price of a share of Common Stock as quoted on the NYSE on the date of grant.

OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the vesting of stock awards and the exercise of stock options and SARs for the named executive officers during the year ended March 31, 2009. There were no other exercises of options, SARs, or similar instruments or vesting of stock (including restricted stock units or other similar instruments) for the named executive officers during the year ended March 31, 2009.

	Stock Awards		Option Awards
Name	Number of Shares Acquired on Vesting(2)	Value Realized on Vesting(3)	Number of Shares Acquired on Exercise (2)	Value Realized on Exercise (3)
(a)	(#) (b)	($) (c)	(#) (d)	($) (e)

George C. Freeman, III	—	—	—	—
W. Keith Brewer	—	—	—	—
David C. Moore	—	—	—	—
Hartwell H. Roper (1)	18,181	943,958	—	—
Karen M. L. Whelan	—	—	—	—
Preston D. Wigner	—	—	—	—

(1)	Mr. Roper retired on August 31, 2008, at which time his remaining restricted stock units vested.
(2)

Amounts represent the number of shares of Common Stock underlying restricted stock units vested and stock options and SARs exercised during fiscal year 2009. No executive officers exercised options or SARs during fiscal year 2009. Had options been exercised, the amounts in Column (c) would include shares of Common Stock withheld by us in connection with the cashless exercise of stock options by the named executive officers. The actual number of shares received by the named executive officers through the exercise of stock options, therefore, would be less than the number of shares underlying stock options exercised. SARs do not require the withholding of Common Stock upon exercise, so amounts in this column reflecting shares of Common Stock acquired on the exercise of SARs would only include the Common Stock received by the executive upon exercise. No executive officers held restricted stock units that vested during fiscal year 2009 except Mr. Roper.

(3)

The value realized from vesting of restricted stock units was $51.92 per share, which was the closing price for Common Stock on the NYSE on August 29, 2008, the last trading day before Mr. Roper’s retirement date. Due to Section 409A of the Internal Revenue Code, Mr. Roper did not receive the payout from these restricted stock units until March 5, 2009, at which time the closing price for Common Stock on the NYSE was $26.05. Amounts associated with stock options would be calculated by determining the difference between the market price of the underlying Common Stock at the time of exercise and the exercise or base price of the stock options. Amounts associated with SARs would be calculated by multiplying the market price of the Common Stock received by the number of shares acquired on exercise.

PENSION BENEFITS

The following table shows the actuarial present value of accumulated benefits as of March 31, 2009, under each of our defined benefit plans, which are our only defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service (1)	Present Value of Accumulated Benefit(2)(4)	Payments During Last Fiscal Year
(a)	(b)	(#) (c)	($) (d)	($) (e)

George C. Freeman, III	Pension Plan	11.75	88,323	—
	Benefit Restoration Plan	11.75	689,690	—

W. Keith Brewer	Pension Plan	20.25	223,611	—
	Benefit Restoration Plan	20.25	1,548,546	—

David C. Moore	Pension Plan	31.25	418,291	—
	Benefit Restoration Plan	31.25	1,545,177	—

Hartwell H. Roper(3)	Pension Plan	—	—	94,853
	Benefit Restoration Plan	—	—	4,153,431

Karen M. L. Whelan	Pension Plan	16.42	429,457	—
	Benefit Restoration Plan	16.42	665,966	—

Preston D. Wigner	Pension Plan	6.00	30,110	—
	Benefit Restoration Plan	6.00	63,826	—

(1)

We have not granted, and we do not have a policy with respect to granting, extra years of service to named executive officers under the Pension Plan or the Benefit Restoration Plan. Additional information with respect to the Pension Plan and the Benefit Restoration Plan is set forth in the section entitled “Retirement and Post-Termination Compensation” beginning on page 32 of this Proxy Statement.

(2)

Present value was determined assuming retirement at age 65 for the Pension Plan and Benefit Restoration Plan, but at age 60 for the Benefit Restoration Plan with respect to executives who would be eligible to retire at age 60 with 25 years or more of service. The present value calculation used an interest rate consistent with assumptions used for our financial reporting under FASB Statement No. 87, and post-retirement mortality assumption table RP2000 projected to 2010 with white collar adjustment. Other assumptions made in the valuation are discussed in our Annual Report on Form 10-K for the year ended March 31, 2009, in the section entitled “Pension and Other Post-Retirement Plans,” the section entitled “Critical Accounting Assumptions and Estimates,” and in Note 12 to the consolidated financial statements, and are incorporated by reference into this Proxy Statement.

(3)	Mr. Roper retired on August 31, 2008. Amounts in Column (e) represent annual amounts to be paid to Mr. Roper from the Pension Plan, and the lump sum payout under the Benefit Restoration Plan.
(4)

The Compensation Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009. One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables. Applying the amendments, as of April 1, 2009, the present value of the accumulated benefits under the Benefit Restoration Plan for each of our named executive officers was as follows: Mr. Freeman, $584,321, Mr. Brewer, $1,287,591, Mr. D. Moore, $1,244,704, Ms. Whelan, $587,527, and Mr. Wigner, $38,641. The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page 33 of this Proxy Statement.

Retirement Benefits

Our named executive officers are covered by the Pension Plan, the Benefit Restoration Plan, deferred income plans, and the 401(k) Plan. We also have Change of Control Agreements with some of our named executive officers addressing a change of control in our company. Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those plans, are disclosed in this Proxy Statement.

Defined Benefit Retirement Plan. Our salaried employees, including our named executive officers, participate in the Pension Plan, which is a defined benefit retirement plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination. The Pension Plan also has survivor benefits for the participant’s spouse. The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan. The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service

PLUS

Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 with at least 5 years of service. The early retirement benefit is reduced based on the participant’s age and years of service.

Benefit Restoration Plan. To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II or DIP III. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement, and benefits under DIP II and DIP III are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits, but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a proportionately equivalent retirement benefit to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including certain of our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. On December 29, 2006, we amended the agreements with certain of our executive officers, which included those of our named executive officers. We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula. At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 with at least five years of service, but such early retirement benefit is reduced based on the participant’s age and years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis. The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year. Universal Leaf may, at its discretion, elect to make the payments or it may notify the participant prior to the beginning of the calendar year that no such payment will be made that year. If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions. The amounts contributed to our named executive officers trusts are set forth in Footnote 6 to the “Summary Compensation Table” on page 37 of this Proxy Statement.

The Compensation Committee approved a number of amendments to the Benefit Restoration Plan during fiscal year 2009 in order to better align the plan with then-current market conditions and the other retirement plans we maintain, as well as to address various technical issues related to the Internal Revenue Code. The amendments to the Benefit Restoration Plan included amendments to:

•

Replace the ten-year Treasury Bill rate with a higher Internal Revenue Service applicable interest rate for use as the discount rate for calculating the lump sum distribution, and to eliminate an administrative annuity interest factor from the benefit formula;

•

Modify the early retirement factors under the Benefit Restoration Plan so they match those used in the Pension Plan, including a factor that eliminated the ability for participants to elect to retire and receive an early distribution of their retirement benefit without reduction before they reach age 65, regardless of their years of service; and

•	Create a definition of a “Benefit Accrual Year” pursuant to Section 409A of the Internal Revenue Code, and to adopt new Internal Revenue Service mortality tables.

The amendments became effective April 1, 2009. The cumulative effects of the amendments were to more closely align the Benefit Restoration Plan with the Pension Plan, and to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the updated mortality tables.

NONQUALIFIED DEFERRED COMPENSATION

We offer all salaried employees, including our named executive officers, the opportunity to participate in our qualified deferred compensation plan, the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to a calendar year contribution limit of $11,500. The company match becomes vested after the participant completes three years of service. All of our named executive officers participated in the 401(k) Plan in fiscal year 2009.

In addition to our qualified deferred compensation plan, we have three nonqualified deferred compensation plans available to certain of our executives: DIP I, DIP II and DIP III. The plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary. Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.

Participants in DIP I entered into agreements in which they deferred specified amounts from the annual cash incentive awards they received that year. Pursuant to the agreements, those executives received pre-retirement payments equaling four times the total amount deferred. In addition, when the participating executives reach the age of 65 they will receive fixed monthly payments for 15 years starting July 1 of the year after they reach such age. Only Mr. Roper participated in DIP I. No deferrals have been made into DIP I since 1990.

DIP II and DIP III are non-qualified savings plans, with eligibility based on Internal Revenue Code limits on deferrals into the 401(k) Plan. Under DIP II and DIP III, participants elect to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. DIP II and DIP III are unfunded and unsecured by us and provides the participants a variety of investment options from which to choose. These options are selected by the Pension Investment Committee of the Board of Directors. No named executive officers deferred income in DIP II in fiscal year 2009, and Mr. Freeman and Ms. Whelan were the only named executive officers who deferred income in DIP III in fiscal year 2009.

The following table presents information concerning our deferred compensation plans that provide for the deferral of compensation of the named executive officers on a basis that is not tax qualified.

Name	Executive Contributions in FY 2009 (1)	Registrant Contributions in FY 2009 (2)	Aggregate Earnings in FY 2009 (3)	Aggregate Withdrawals/ Distributions (4)	Aggregate Balance at FYE 2009 (5)
	($)	($)	($)	($)	($)

George C. Freeman, III	8,000	—	(44,277)	—	184,721
W. Keith Brewer	—	—	(82,987)	58,764	145,659
David C. Moore	—	—	(107,760)	—	280,188
Hartwell H. Roper	—	—	(281,051)	95,036	885,487
Karen M. L. Whelan	185,550	—	(729,729)	—	1,181,499
Preston D. Wigner	—	—	(2,219)	—	7,173

(1)

Amounts represent a portion of base salary and annual incentive awards deferred into DIP II and DIP III. No executive officers deferred compensation in DIP I during fiscal year 2009. Additional information about DIP I, DIP II and DIP III is set forth in the section entitled “Deferred Income Plans” on page 34 of this Proxy Statement.

(2)	DIP I, DIP II and DIP III do not provide for company matches or contributions.
(3)

Amounts represent earnings on funds held for named executive officers in DIP II and DIP III, and the amount for Mr. Roper includes interest earned during fiscal year 2009 on DIP I funds, which was $16,913.

(4)

DIP I does not permit withdrawals, and distributions begin when a participant reaches the age of 65. DIP II and DIP III permit withdrawals under certain circumstances including hardship, and participants may elect to have annual deferrals distributed from DIP II or DIP III upon reaching age 65, or after a specified number of years after the compensation is deferred.

(5)

Amounts represent the balances at the end of fiscal year 2009 in DIP II and DIP III for named executive officers, and the amount for Mr. Roper includes his DIP I account balance, which was $105,928. Executive contributions included in the aggregate balance that are reported as compensation to the named executive officers in the “Summary Compensation Table” in our 2008 Proxy Statement and 2007 Proxy Statement are as follows: Mr. Freeman: $750 (2008) and $0 (2007), Mr. Brewer: $0 (2008) and $50,000 (2007), Mr. D. Moore: $0 (2008) and $0 (2007), Mr. Roper: $0 (2008) and $67,500 (2007), Ms. Whelan: $0 (2008) and $95,300 (2007), and Mr. Wigner: $0 (2008) and $0 (2007).

SUMMARY OF TERMINATION PAYMENTS AND BENEFITS

Potential Payments Upon Termination or Change of Control

We do not offer severance agreements to our named executive officers. However, to ensure that we will have the continued dedicated service of certain executives, including some of our named executive officers, notwithstanding the possibility, threat, or occurrence of a change of control, we have Change of Control Agreements. The Compensation Committee believes that the Change of Control Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change of control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change of control. The terms and conditions in the Change of Control Agreements are identical for each executive who has such an agreement.

A “change of control” is defined in the Change of Control Agreements, and is generally deemed to have occurred if:

•	Any individual, entity, or group acquires 20% or more of either the outstanding shares of Common Stock or the combined voting power of our outstanding voting securities;

•	A majority of our directors are replaced;

•

We reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	Our shareholders approve a complete liquidation or dissolution of Universal Corporation.

During fiscal year 2007, we replaced all existing Change of Control Agreements with new Change of Control Agreements. The new Change of Control Agreements are similar to the original Change of Control Agreements but have a number of significant differences intended to reduce potential cost and eliminate outdated concepts.

The 2007 Change of Control Agreements:

•	Do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•

Contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control (under our prior Change of Control Agreements, payment could be triggered at the executive’s option);

•	Contain non-competition and non-solicitation clauses; and

•	Contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

The revised 2007 Change of Control Agreements contain the following material changes from the previous form:

•	The definition of “good reason” has been narrowed to conform to the safe harbor definition in the Treasury Regulations under Section 409A of the Internal Revenue Code;

•

Upon resignation during a post-change-of-control protection period, in place of the existing guaranteed pro-rata annual bonus for the year of termination, the executive will be entitled to a non-guaranteed pro-rata bonus, payable at the same time bonuses are paid to other active employees, but only if the applicable performance conditions are met;

•	Any taxes pursuant to Section 409A of the Internal Revenue Code that are owed will be paid in accordance with the statute solely by the covered executive;

•

Any taxable, non-exempt post-termination reimbursements (including reimbursement of legal fees) and in-kind benefits must be paid in accordance with applicable Section 409A of the Internal Revenue Code payment requirements. Outplacement benefits will be provided no later than end of second year following the year of termination;

•

The order of reduction in severance benefits to comply with the golden parachute rules of Section 280G of the Internal Revenue Code is now fixed and no longer subject to the executive’s discretion; and

•

The post-change-of-control protection period has been shortened to end on a covered executive’s early retirement date, if such date was announced prior to the date of a change of control. Certain severance benefits that would otherwise have been calculated based on a three-year severance period will be reduced to reflect any scheduled early retirement date as well.

On November 4, 2008, the Compensation Committee revised the existing Change of Control Agreements it previously entered into with executive officers (except for Mr. Roper who previously retired). The main purpose of the revisions to the Change of Control Agreements was to ensure such agreements would comply with recent changes to Section 409A of the Internal Revenue Code.

Our Compensation Committee believes the fiscal year 2007 and fiscal year 2009 changes were in the best interests of Universal Corporation and our shareholders and they adequately protect the legitimate interests of executive officers in employment security without unduly burdening us or shareholder value.

The Change of Control Agreements provide that the executive officer will have generally the same authority, duties, and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer’s normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Change of Control Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. Each executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.

Each Change of Control Agreement provides benefits in the event of the executive’s death or disability, or in the event the executive’s employment is terminated for “cause” or for “good reason.” If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer’s most recent targeted bonus opportunity under our cash incentive plan and such executive officer’s prior year’s annual cash incentive award. This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer’s normal retirement at age 65, and it will be prorated if such period is less than three years. There will be no such payment if the executive officer has reached normal retirement. Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000.

Severance and Change of Control Benefits for the Named Executive Officers

The following tables summarize the value of the termination payments and benefits that each of our named executive officers would receive if their employment had terminated on March 31, 2009, under the circumstances shown except for Mr. Roper, who had retired prior to such date. The table for Mr. Roper reflects the amounts he received with his August 31, 2008, retirement. The tables exclude (a) amounts accrued through March 31, 2009, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual cash incentive award for the fiscal year ended March 31, 2009, and (b) vested account balances under the 401(k) Plan, which are generally available to all of our salaried domestic employees.

Summary of Termination Payment and Benefits: George C. Freeman, III

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($) (a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)

Cash Severance(1)	—	—	—	—	—	4,154,904
Accelerationof Equity Awards
Stock Options and SARs(2)	—	—	—	—	—	—
Restricted Stock Units(2)	660,596	660,596	660,596	—	—	660,596

Qualified Retirement Benefits
Pension Plan(3)	—	12,575	38,705	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	1,536,638	1,536,638	—	1,536,638	1,536,638	1,536,638
Deferred Income Plans(5)	8,613	184,721	184,721	184,721	184,721	184,721

Other Benefits
Health and Welfare Plans(6)	—	3,808,917	—	—	—	—
Long-Term Disability Plan(7)	—	—	761,640	—	—	—

Total	2,205,847	6,203,447	1,645,662	1,721,359	1,721,359	6,536,859

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference, if any, between $29.92, the market value of the underlying shares of Common Stock as of March 31, 2009, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2009.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2009, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2009, payable for the life of the survivor.

(4)

Amounts represent a lump sum payment at March 31, 2009. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program. The Compensation Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009. One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables. If a lump sum payment was made on April 1, 2009, instead of March 31, 2009, Mr. Freeman’s payment under the amended Benefit Restoration Plan would have been $1,412,451. The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page 33 of this Proxy Statement.

(5)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2009, plus any cash value accumulated under the life insurance policy. The death benefit also includes an additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. Freeman on an after-tax basis. In case of accidental death, the benefit amount would increase by $3,000,000.

(7)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2009, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: W. Keith Brewer

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(1)	—	—	—	—	—	3,029,468

Acceleration of Equity Awards
Stock Options and SARs(2)	—	—	—	—	—	—
Restricted Stock Units(2)	501,460	501,460	501,460	—	—	501,460

Qualified Retirement Benefits
Pension Plan(3)	—	22,763	67,889	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	2,634,732	2,634,732	—	2,634,732	2,634,732	2,634,732
Deferred Income Plans(5)	5,506	145,659	145,659	145,659	145,659	145,659

Other Benefits
Health and Welfare Plans(6)	—	1,918,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	575,160	—	—	—

Total	3,141,698	5,222,614	1,290,168	2,780,391	2,780,391	6,311,319

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference, if any, between $29.92, the market value of the underlying shares of Common Stock as of March 31, 2009, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2009.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2009, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2009, payable for the life of the survivor.

(4)

Amounts represent a lump sum payment at March 31, 2009. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program. The Compensation Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009. One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables. If a lump sum payment was made on April 1, 2009, instead of March 31, 2009, Mr. Brewer’s payment under the amended Benefit Restoration Plan would have been $2,156,321. The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page 33 of this Proxy Statement.

(5)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2009, plus any cash value accumulated under the life insurance policy. In case of accidental death, the benefit amount would increase by $3,000,000.

(7)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2009, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: David C. Moore

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(1)	—	—	—	—	—	2,143,830

Acceleration of Equity Awards
Stock Options and SARs(2)	—	—	—	—	—	—
Restricted Stock Units(2)	353,334	353,334	353,334	—	—	353,334

Qualified Retirement Benefits
Pension Plan(3)	—	36,313	105,375	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	2,313,270	2,313,270	—	2,313,270	2,313,270	2,313,270
Deferred Income Plans(5)	35,457	280,188	280,188	280,188	280,188	280,188

Other Benefits
Health and Welfare Plans(6)	—	2,102,171	—	—	—	—
Long-Term Disability Plan(7)	—	—	420,300	—	—	—

Total	2,702,062	5,085,276	1,159,197	2,593,458	2,593,458	5,090,622

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference, if any, between $29.92, the market value of the underlying shares of Common Stock as of March 31, 2009, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2009.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2009, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2009, payable for the life of the survivor.

(4)

Amounts represent a lump sum payment at March 31, 2009. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program. The Compensation Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009. One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables. If a lump sum payment was made on April 1, 2009, instead of March 31, 2009, Mr. D. Moore’s payment under the amended Benefit Restoration Plan would have been $1,729,653. The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page 33 of this Proxy Statement.

(5)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2009, plus any cash value accumulated under the life insurance policy. The death benefit also includes any additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. D. Moore on an after-tax basis. In case of accidental death, the benefit amount would increase by $3,000,000.

(7)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2009, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Hartwell H. Roper

Benefit	Retirement (1)	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	—	—	—	—	—	—

Acceleration of Equity Awards
Stock Options and SARs(2)	185,388	—	—	—	—	—
Restricted Stock Units(2)	473,615	—	—	—	—	—

Qualified Retirement Benefits
Pension Plan(3)	94,853	—	—	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	4,153,431	—	—	—	—	—
Deferred Income Plans(5)	95,036	—	—	—	—	—
Deferred Income Plan I(6)	—	—	—	—	—	—

Other Benefits				—
Health and Welfare Plans	—	—	—	—	—	—
Long-Term Disability Plan	—	—	—	—	—	—

Total	5,002,323	—	—	—	—	—

(1)

Mr. Roper retired on August 31, 2008. The information in the table is therefore limited to Column (a) “Retirement.” All amounts in Column (a) represent amounts actually paid to Mr. Roper upon his retirement, except as otherwise noted.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference, if any, between $51.92, the market value of the underlying shares of Common Stock on August 29, 2008, which was the last trading day before Mr. Roper’s retirement, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Mr. Roper had an aggregate of 18,181 restricted stock units and corresponding dividend equivalent rights vest upon his retirement on August 31, 2008. Payment of the equal number of shares of Common Stock was delayed until March 5, 2009, due to Section 409A of the Internal Revenue Code, at which time their value was $26.05 per share, which was the closing price of Common Stock on the NYSE on the date of such payment.

(3)	Amount represents the annual payment Mr. Roper is to receive for life pursuant to the Pension Plan.
(4)

Amount represents a lump sum payment made to Mr. Roper pursuant to the Benefit Restoration Plan. The lump sum payment is valued on August 31, 2008, the date on which Mr. Roper retired, and includes balances from the individual trust agreement maintained through the Benefit Restoration Plan.

(5)	Amount represents a first payment of annual payments plus a lump-sum payment for retirement as elected in the executive’s DIP II agreements.
(6)

Pursuant to Mr. Roper’s DIP I agreements, a monthly benefit of $3,631 will be payable for 15 years, starting July 1 after Mr. Roper has reached age 65. No benefit was paid to Mr. Roper on August 31, 2008, because Mr. Roper was not age 65 at that time.

Summary of Termination Payment and Benefits: Karen M. L. Whelan

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance	—	—	—	—	—	—

Acceleration of Equity Awards
Stock Options and SARs(1)	—	—	—	—	—	—
Restricted Stock Units(1)	322,642	322,642	322,642	—	—	322,642

Qualified Retirement Benefits
Pension Plan(2)	43,028	21,514	53,997	43,028	43,028	43,028

Nonqualified Retirement Benefits
Benefit Restoration Plan(3)	874,821	874,821	—	874,821	874,821	874,821
Deferred Income Plans(4)	84,246	1,181,499	1,181,499	1,181,499	1,181,499	1,181,499

Other Benefits
Health and Welfare Plans(5)	—	1,054,326	—	—	—	—
Long-Term Disability Plan(6)	—	—	316,200	—	—	—

Total	1,324,737	3,454,802	1,874,338	2,099,348	2,099,348	2,421,990

(1)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference, if any, between $29.92, the market value of the underlying shares of Common Stock as of March 31, 2009, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2009.

(2)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2009, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2009, payable for the life of the survivor.

(3)

Amounts represent a lump sum payment at March 31, 2009. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program. The Compensation Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009. One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables. If a lump sum payment was made on April 1, 2009, instead of March 31, 2009, Ms. Whelan’s payment under the amended Benefit Restoration Plan would have been $700,875. The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page 33 of this Proxy Statement.

(4)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(5)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2009, plus any cash value accrued under the life insurance policy. In case of accidental death, the benefit amount would increase by $2,581,000.

(6)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2009, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Preston D. Wigner

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(1)	—	—	—	—	—	1,487,824

Acceleration of Equity Awards
Stock Options and SARs(2)	—	—	—	—	—	—
Restricted Stock Units(2)	191,071	191,071	191,071	—	—	191,071

Qualified Retirement Benefits
Pension Plan(3)	—	6,233	19,647	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	186,553	186,553	—	186,533	186,533	186,533
Deferred Income Plans(5)	3,568	7,173	7,173	7,173	7,173	7,173

Other Benefits
Health and Welfare Plans(6)	—	1,562,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	312,300	—	—	—

Total	381,192	1,953,030	530,191	193,706	193,706	1,872,601

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Change of Control Agreement. The payments do not include any form of tax gross-up amount because the Change of Control Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference, if any, between $29.92, the market value of the underlying shares of Common Stock as of March 31, 2009, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2009.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2009, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2009, payable for the life of the survivor.

(4)

Amounts represent a lump sum payment at March 31, 2009. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program. The Compensation Committee adopted amendments to the Benefit Restoration Plan that became effective April 1, 2009. One of the effects of the amendments was to reduce the valuation of the lump sum benefit payable to participants due to the use of a higher discount rate, the elimination of the administrative annuity interest factor, and the use of updated mortality tables. If a lump sum payment was made on April 1, 2009, instead of March 31, 2009, Mr. Freeman’s payment under the amended Benefit Restoration Plan would have been $177,533. The amendments are discussed in more detail in the section entitled “Benefit Restoration Plan” beginning on page 33 of this Proxy Statement.

(5)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II and DIP III agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II and DIP III agreements.

(6)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2009, plus any cash value accrued under the life insurance policy. In case of accidental death, the benefit amount would increase by $2,565,000.

(7)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2009, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

EQUITY COMPENSATION INFORMATION

Shares of Common Stock are authorized for issuance with respect to our compensation plans. The following table sets forth information as of March 31, 2009, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by shareholders:
1994 Amended and Restated Stock Option Plan for Non-Employee Directors	23,000	$35.59	—
1997 Executive Stock Plan	14,667	29.24	—
2002 Executive Stock Plan	678,004	51.01	233,312	(2)
2007 Stock Incentive Plan	197,720	51.26	1,784,161	(3)
Equity compensation plans not approved by shareholders(4)	—	—

Total	913,391	$51.62	2,017,473

(1)	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants, and rights.
(2)

The 2002 Executive Stock Plan permits grants of stock options and SARs, and awards of Common Stock, restricted stock, and phantom stock/restricted stock units. 233,312 shares of Common Stock remaining available for future issuance under that plan are available for awards under the 2007 Stock Incentive Plan.

(3)

The 2007 Stock Incentive Plan permits grants of stock options and SARs, and awards of Common Stock, restricted stock, and phantom stock/restricted stock units. Of the 1,784,161 shares of Common Stock remaining available for future issuance under that plan, 417,400 shares are available for awards of Common Stock, restricted stock units, or restricted stock. The 1,784,161 shares do not include the 233,312 shares available for issuance through the 2002 Executive Stock Plan.

(4)	All of our equity compensation plans have been approved by shareholders.

DIRECTORS’ COMPENSATION

The following table presents information relating to total compensation for our non-employee directors for fiscal year 2009:

Name	Fees Earned or Paid in Cash (2)	Stock Awards(3),(4)	Option Awards(5)	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total
	($)	($)	($)	($)	($)	($)	($)
John B. Adams, Jr.	65,500	78,851	—	—	—	—	144,351
Chester A. Crocker	67,000	78,851	—	—	—	—	145,851
Joseph C. Farrell	76,000	78,851	—	—	—	—	154,851
Charles H. Foster, Jr.	67,000	78,851	—	—	—	—	145,851
Thomas H. Johnson	74,500	78,851	—	—	—	—	153,351
Allen B. King(1)	117,000	—	—	—	—	—	117,000
Eddie N. Moore, Jr.	74,500	78,851	—	—	—	—	153,351
Jeremiah J. Sheehan	79,500	78,851	—	—	—	—	158,351
Hubert R. Stallard	81,000	78,851	—	—	—	—	159,851
Walter A. Stosch	75,500	78,851	—	—	—	—	154,351
Eugene P. Trani	72,500	78,851	—	—	—	—	151,351

(1)

Mr. King retired from the Board of Directors as of August 4, 2008, and thereafter serves as Chairman Emeritus for life. At the invitation of the Board of Directors, Mr. King agreed to attend and, in a non-voting capacity, participate in Board of Director and Executive Committee meetings for one year beginning with the first meeting following his retirement from the Board of Directors. As compensation for such service, Mr. King received compensation equal to that of a non-employee director, with the exception of receiving an annual equity award, for which he received the cash equivalent instead. All such compensation is reflected in the table above. Upon the expiration of this one-year period, Mr. King will no longer receive such compensation.

(2)

Represents fees earned before deferral of any amounts into the Outside Directors’ 1994 Deferred Income Plan, as amended in 1998 and 2008, which we refer to as the Directors’ DIP. Amounts deferred into the Directors’ DIP during fiscal year 2009 are set forth below in Footnote 6 to this table. Additional information concerning the Directors’ DIP is set forth in the narrative on page 60 of this Proxy Statement.

(3)

Amounts shown represent the dollar amounts of the expense recognized in fiscal year 2009 for financial statement reporting purposes in accordance with FAS 123R for restricted stock awards to non-employee directors, and, accordingly, include amounts from awards granted during and prior to fiscal year 2009. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by each of the non-employee directors. The assumptions used in the calculation of these award amounts are included in Notes 1 and 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2009, and are incorporated by reference into this Proxy Statement.

(4)

On August 5, 2008, each non-employee director was awarded 1,450 shares of restricted stock. The methodology for determining the amount awarded is set forth on page 61 of this Proxy Statement. The grant date fair value of the award for each non-employee director was $78,851, based on the closing price of $54.38 for our Common Stock as quoted on the NYSE on the grant date. As of March 31, 2009, the aggregate amount of restricted stock held by each non-employee director was as follows: Mr. Adams held 7,000 shares; Mr. Crocker held 6,300 shares; and the remaining non-employee directors each held 7,700 shares. As noted above, Mr. King received the cash equivalent of the shares of restricted stock awarded to the non-employee directors, valued based on the closing price of a share of Common Stock as quoted on the NYSE on the date the restricted stock was granted to the non-employee directors.

(5)

No options were awarded during fiscal year 2009, and no compensation expense was recognized for any non-employee director in fiscal year 2009 for financial reporting purposes. Instead, the following table sets forth, as of March 31, 2009, the total number of option awards held by each non-employee director, and the weighted average exercise price for each director’s total options held:

Name	Total Options Held	Weighted Average Exercise Price of Total Options Held
	(#)	($)
John B. Adams, Jr.	4,000	44.91
Chester A. Crocker	—	N/A
Joseph C. Farrell	7,000	40.90
Charles H. Foster, Jr.	4,000	44.91
Thomas H. Johnson	2,000	46.70
Allen B. King	—	N/A
Eddie N. Moore, Jr.	6,000	41.88
Jeremiah J. Sheehan	9,000	37.12
Hubert R. Stallard	9,000	37.12
Walter A. Stosch	8,000	39.03
Eugene P. Trani	6,000	41.88

(6)

We do not maintain any defined benefit or actuarial plans for non-employee directors. The non-employee directors did not earn above-market or preference earnings on compensation they deferred into the Directors’ DIP. The following table presents information concerning the Directors’ DIP, which provides for the deferral of compensation on a basis that is not tax qualified.

Name	Director Contributions in FY 2009	Registrant Contributions FY 2009(a)	Aggregate Earnings in FY 2009	Aggregate Withdrawals/ Distributions(b)	Aggregate Balance at 2009 FYE
	($)	($)	($)	($)	($)
John B. Adams, Jr.	—	—	—	—	—
Chester A. Crocker	27,000	—	(32,353)	—	71,330
Joseph C. Farrell	—	—	(126,781)	—	141,976
Charles H. Foster, Jr.	67,000	—	(299,799)	39,981	409,293
Thomas H. Johnson	—	—	—	—	—
Allen B. King	—	—	—	—	—
Eddie N. Moore, Jr.	32,500	—	(7,663)	—	28,058
Jeremiah J. Sheehan	—	—	(234,711)	—	212,641
Hubert R. Stallard	—	—	(243,793)	—	418,793
Walter A. Stosch	—	—	—	—	—
Eugene P. Trani	31,500	—	(147,314)	—	230,375

(a)	We do not match non-employee director deferrals or otherwise contribute to the Directors’ DIP.
( b)

There were no withdrawals or distributions from the Directors’ DIP. The Directors’ DIP permits withdrawals under certain circumstances including hardship, and participants elect to have annual deferrals distributed after a specified number of years after the compensation is deferred.

(7)

None of the directors received perquisites, personal benefits, or other compensation in excess of $10,000 for fiscal year 2009. We maintain life insurance policies which fund our Directors’ Charitable Contribution Program. We incurred $94,552 in costs with respect to the insurance policies during fiscal year 2009.

Director Compensation

Each director who is not an officer receives an annual retainer of $40,000, a fee of $2,000 for each Board of Directors meeting attended, and a fee of $1,500 for each committee meeting attended. In addition, the Chairmen of the Audit Committee, the Compensation Committee, and the Pension Investment Committee receive an annual retainer of $10,000, $5,000 and $5,000, respectively. A non-employee director may elect to receive his annual retainer in cash, shares of Common Stock, or an option to purchase such shares. If option payment is elected, the number of shares of Common Stock covered by the option is determined by dividing the Black-Scholes value per share on the date of grant into 125% of the cash value of the annual retainer.

During fiscal year 2009, the Compensation Committee reviewed non-employee director compensation, which included a comparison to that of our peer group. Based on their review, an increase for non-employee director cash compensation was approved by the Compensation Committee to take effect following the Annual Meeting. Effective August 4, 2009, total direct annual compensation for non-employee directors increases by $10,000 to a total of $150,000 by increasing the annual cash retainer by $10,000 to a total of $50,000. In addition, and also effective August 4, 2009, the annual retainer for the Compensation Committee Chairman increases by $2,500 to $7,500, and the Finance Committee Chairman will receive an annual retainer of $5,000.

The Directors’ DIP permits a non-employee director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the director in certain investment options we offer. The Directors’ DIP has been in existence since 1994 and was amended in 1998 to add a deferred stock unit fund to the investment options available under the plan. Each deferred stock unit represents a hypothetical share of Common Stock and fluctuates in value with the market price of the stock. The portion of a director’s deferral account that is invested in the deferred stock unit fund is increased by the number of deferred stock units that could be purchased with Common Stock dividends paid by Universal. Subject to certain restrictions, the director may elect at the time of deferral to take cash distributions, in whole or in part, from his deferral account either prior to or following termination of service. The Directors’ DIP was further amended in December 2008 in order to maintain compliance with Section 409A of the Internal Revenue Code. The terms of the Directors’ DIP as it pertained to any compensation earned prior to January 1, 2005, were frozen. The restated Directors’ DIP applies solely with respect to amounts deferred on or after January 1, 2005.

Until fiscal year 2005, each non-employee director received an annual award of 700 shares of restricted Common Stock following each Annual Meeting pursuant to the Restricted Stock Plan for Non-Employee Directors and the 2002 Executive Stock Plan. No director was authorized to receive in the aggregate more than 2,100 shares of restricted Common Stock under these plans. Restrictions on awards under these plans expire in the event the director becomes disabled, dies, retires, is not nominated for reelection, or is not reelected. The number of shares previously issued to non-employee directors will be adjusted for stock dividends, stock splits, and certain other corporate events that may occur in the future. In addition, until fiscal year 2005, each non-employee director received an option to purchase 2,000 shares of Common Stock on the first business day following each Annual Meeting under the 1994 Stock Option Plan for Non-Employee Directors and the 2002 Executive Stock Plan. The exercise price of all such options is the fair market value of Common Stock on the date of grant. All of the options became exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled, or resigns from, or does not stand for reelection to, the Board of Directors. The options previously granted will be adjusted for stock dividends, stock splits, and certain other corporate events that may occur in the future.

During fiscal year 2006, our Compensation Committee modified the annual awards and grants provided to non-employee directors following each Annual Meeting. Pursuant to the 2002 Executive Stock Plan, non-employee directors received annual restricted stock grants equating in value to $70,000 in fiscal year 2007, with the number of shares granted, rounded to the nearest 50, determined by the closing market price of the stock on the trading day that next preceded the 2006 Annual Meeting. The number of shares so determined was intended to serve as the amount to be granted for subsequent years until re-evaluated by the Compensation Committee on a periodic basis. Due to the significant increase in our Common Stock share price during fiscal year 2007, the Compensation Committee, with the advice of its independent outside advisor, re-evaluated the number of shares of Common Stock granted on an annual basis. The Compensation Committee calculated restricted stock grants annually based on the daily, volume-weighted, average price of Common Stock for the period of June 1 to July 31, with the resulting share grant number rounded to the nearest 50. This process was followed to calculate the fiscal year 2008 annual restricted stock grants, and for all subsequent years until re-evaluated by the Compensation Committee on a periodic basis. On August 5, 2008, each non-employee director was awarded 1,450 shares of restricted stock.

As part of our overall program of charitable giving, we offer the directors the opportunity to participate in a Directors’ Charitable Contribution Program, or the Charitable Program. The Charitable Program is funded by life insurance policies purchased by us on the directors. The directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to us. We, however, will donate up to $1,000,000 in aggregate to one or more qualifying charitable organizations recommended by that director. We make donations in ten equal annual installments, with the first installment to be made at the later of the director’s retirement from the Board of Directors or age 72; the remaining nine installments are paid annually beginning immediately after the director’s death.

Each director is also eligible to participate in our matching gifts program in which we match directors’ contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per director.

Non-Employee Director Stock Ownership Guidelines

The Compensation Committee adopted share ownership guidelines during fiscal year 2008 applicable to the non-employee directors. The guidelines became effective for fiscal year 2009, and are set at three times the annual cash retainer the directors receive. If the amount of the annual cash retainer changes in the future, the applicable share ownership requirement will automatically adjust proportionately with the change. Non-employee directors have three years to comply with the share ownership guidelines. For fiscal year 2009, the directors’ annual cash retainer was $40,000, and therefore the revised guidelines require that each of our named executive officers own no less than $120,000 worth of Common Stock. Only shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by our non-employee directors, excluding directors’ stock options but including the directors’ restricted stock are counted in determining compliance with the guidelines. All of our non-employee directors meet or exceed the stock ownership guidelines.

CERTAIN TRANSACTIONS

Our Board of Directors adopted a written related person transaction policy that governs the review, approval, or ratification of covered related person transactions. Our Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if:

•	The transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party;

•	The transaction is approved by the disinterested members of the Board of Directors; or

•	The transaction involves compensation approved by our Compensation Committee.

In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for approval. After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction. In those instances in which our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chairman of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the Chairman) approves only those related person transactions that are in, or are not inconsistent with, Universal Corporation’s best interests and the best interests of our shareholders, as the Audit Committee (or the Chairman) determines in good faith.

For purposes of this policy, “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Universal Corporation (or any of our subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.

A “related person” is defined as:

•	Any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors;

•	Any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

•

Any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee, or more than 5% beneficial owner; and

•

Any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

There have been no transactions since the beginning of fiscal year 2009 between our directors or officers, either directly or indirectly, and us, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer, or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to us.

AUDIT INFORMATION

The six members of the Audit Committee are independent as that term is currently defined in the listing standards of the NYSE.

Fees of Independent Auditors

Ernst & Young served as our independent registered public accounting firm for the fiscal years ended March 31, 2009 and 2008. The aggregate amounts of fees billed to us by Ernst & Young for those years were as follows:

	Fiscal Year 2009	Fiscal Year 2008
Audit Fees
Includes fees associated with the integrated audit of our financial statements and internal controls over financial reporting, review of our Annual Report on Form 10-K, reviews of our interim financial statements and Quarterly Reports on Form 10-Q, statutory audits, and other attestation services related to regulatory filings. Also includes comfort letters related to a registration statement filed with the Securities and Exchange Commission (2009) and assistance with review and response to a Securities and Exchange Commission comment letter related to our 2008 Form 10-K (2009).	$2,655,014	$2,753,498

Audit-Related Fees
Includes fees for services that are reasonably related to the review of our financial statements that are not reported under the category “Audit Fees”. These services include audit services related to business divestitures (2008), and other accounting consultations (2009 and 2008).	$76,526	$126,779

Tax Fees
Includes fees for corporate tax compliance, expatriate employee tax compliance, tax advice, and tax planning.	$239,746	$281,939

All Other Fees
Includes professional time and expenses incurred with respect to internal documentation related to a potential violation of the Foreign Corrupt Practices Act (2008), as well as assistance in completing certain governmental filings in countries outside the United States (2009 and 2008). The Audit Committee has concluded that the services covered under this category are compatible with maintaining Ernst & Young’s independence with respect to Universal Corporation.	$1,149	$36,230

Pre-approval Policies and Procedures

We have written guidelines regarding the engagement of our independent auditors to perform services for us. All audit and non-audit services provided by an independent auditing firm (including its member accounting and law firms outside the United States) to us or any of our wholly owned or majority-owned affiliates must be pre-approved by the Audit Committee. All audit and non-audit services listed above were pre-approved by the Audit Committee pursuant to the terms of our pre-approval policies and procedures.

A detailed report of all audit and non-audit services planned for the fiscal year is presented to the Audit Committee for its consideration, discussion, and approval. In addition, the Audit Committee pre-approves a spending account to pay the fees for unplanned audit and non-audit services that do not exceed specified dollar thresholds and are consistent in nature and scope with the planned services. The Chairman of the Audit Committee has pre-approval authority with respect to further additional services that exceed the dollar thresholds or are not consistent in nature or scope with the planned services. All services paid through the spending account or pre-approved by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

Management is responsible for Universal Corporation’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of Universal Corporation’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditor. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received from the independent auditor the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the audit committee concerning independence and discussed with the independent auditor its independence from Universal Corporation and management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to Universal Corporation is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the representation of management that the audited financial statements were prepared in accordance with generally accepted accounting principles and the report of the independent auditor to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Universal Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or presentation of the information contained in the audited financial statements.

Audit Committee

Walter A. Stosch, Chairman
John B. Adams, Jr.
Thomas H. Johnson
Eddie N. Moore, Jr.
Jeremiah J. Sheehan
Eugene P. Trani

Richmond, Virginia

May 27, 2009

The Audit Committee Report does not constitute solicitation material and shall not be deemed filed or incorporated by reference into any of our other filings and/or the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2010. Ernst & Young audited our consolidated financial statements for the fiscal years ended March 31, 2009, and March 31, 2008. Representatives of Ernst & Young will be present at the Annual Meeting, will be available to respond to appropriate questions, and may make a statement if they so desire.

PROPOSALS FOR 2010 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2010 Annual Meeting must cause such proposal to be delivered, in proper form, to our Secretary at the address provided on page 5 of this Proxy Statement no later than March 1, 2010, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. We anticipate holding the 2010 Annual Meeting on August 3, 2010.

Our Bylaws and Corporate Governance Guidelines also prescribe the procedure a shareholder must follow to nominate directors, and our Bylaws prescribe the procedure a shareholder must follow to bring other business, before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the Annual Meeting. Based upon an anticipated date of August 3, 2010, for the 2010 Annual Meeting, we must receive such notice no later than June 4, 2010, and no earlier than May 6, 2010. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the Annual Meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of our Bylaws or Corporate Governance Guidelines, without charge, upon written request to our Secretary at the address provided on page 5 of this Proxy Statement. The Corporate Governance Guidelines can also be obtained, free of charge, by visiting the “Corporate Governance” section of our Internet website at http:/www.universalcorp.com/Include/Menu-CorporateGovernance.asp.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access to Proxy Materials and Annual Reports

This Proxy Statement and our fiscal year 2009 Annual Report are available under the “Investor – SEC Filings” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=IROL-sec. Paper copies of these documents may be requested by contacting Investor Relations at the address or phone number provided on page 5 of this Proxy Statement.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The Securities and Exchange Commission rules permit us to deliver a single Proxy Statement and Annual Report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. We will deliver promptly upon written or oral request a separate Proxy Statement and Annual Report to a shareholder at a shared address that only received a single set of such materials for this year. If a shareholder would prefer to receive his or her own copy of the Proxy Statement and Annual Report, he or she may request the materials by contacting our Secretary at the address or phone number provided on page 5 of this Proxy Statement.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

OUR 2009 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF OUR FISCAL YEAR 2009 ANNUAL REPORT (EXCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FISCAL YEAR 2009 ANNUAL REPORT CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT THE ADDRESS OR PHONE NUMBER PROVIDED ON PAGE 5 OF THIS PROXY STATEMENT OR BY VISITING OUR INTERNET WEBSITE AT HTTP://PHX.CORPORATE-IR.NET/PHOENIX.ZHTML?C=89047&P=IROL-SEC.

By Order of the Board of Directors

Preston D. Wigner, Secretary

AMENDED AND RESTATED

UNIVERSAL CORPORATION

EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN

The Company hereby amends and restates the Plan, effective upon approval by the shareholders of the Company at the ~~2004~~2009 Annual Meeting of shareholders.

1.	Purpose.

The purposes of the Plan are to promote the success of the Company; to provide designated Executive Officers with an opportunity to receive incentive compensation dependent upon that success; to attract, retain and motivate such individuals; and to provide Awards that are “qualified performance-based compensation” under Section 162(m) of the Code.

2.	Definitions.

“Award” means a cash-denominated incentive award made pursuant to the Plan.

“Award Formula” means one or more objective formulas or standards established by the Committee for purposes of determining an Award based on the level of performance with respect to one or more Performance Goals or Performance Measures. Award Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

“Award Schedule” means the Award Schedule established pursuant to Section 4.1.

“Beneficiary” means the person(s) designated by the Participant, in writing on a form provided by the Committee, to receive payments under the Plan in the event of his or her death while a Participant or, in the absence of such designation, the Participant’s estate.

“Board of Directors” means the Board of Directors of the Company.

~~“Change of Control” means Change of Control as defined in the Company’s Executive Stock Plan.~~

“Change of Control” means and shall be deemed to have taken place if:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) hereof; or

(b) Individuals who, as of the date an Award Schedule is established, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

Exhibit A - Page 1

(c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Executive Compensation Committee of the Board of Directors. The Committee shall be composed of not less than two directors, each of whom is intended to be an “outside director” (within the meaning of Code Section 162(m)).

“Common Stock” means the Common Stock of the Company. Awards under the Plan paid in Common Stock shall be awarded by the Committee under the Executive Stock Plan.

“Company” means Universal Corporation and its successors.

“Determination Period” means, with respect to a Performance Period applicable to any Award under the Plan, the period commencing with the first day of such Performance Period and ending on the earlier to occur of (i) 90 days after the commencement of the Performance Period and (ii) the date upon which twenty-five percent (25%) of the Performance Period shall have elapsed.

“Disability” means disability as defined under the Company’s long term disability plan or, if no such plan is in force at the time, as determined by the Committee.

“Economic Profit” means consolidated earnings before interest and taxes after certain adjustments minus a capital charge equal to the weighted average cost of capital times average funds employed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” means a person who is an executive officer of the Company for purposes of the ~~Securities~~ Exchange Act ~~of 1934, as amended~~.

“Executive Stock Plan” means the Universal Corporation ~~2002 Executive~~2007 Stock Incentive Plan, as amended in the future, or any successor plan.

“Participant” means an Executive Officer selected from time to time by the Committee to participate in the Plan.

Exhibit A - Page 2

“Performance Goal” means the level of performance or matrix of levels of performance established by the Committee as the Performance Goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

“Performance Measure” means one or more of the following selected by the Committee to measure Company and/or business unit performance for a Performance Period: net income; basic or diluted earnings per share; net revenues; gross profit; earnings before interest and taxes; income before income taxes; economic profit; return on assets; return on funds employed and return on equity; each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and, if so determined by the Committee prior to the expiration of the Determination Period, adjusted, to the extent permitted under Section 162(m) of the Code, to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, accruals for awards under the Plan and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

“Performance Period” means one or more periods of time, as the Committee may designate, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to payment in respect of an Award.

“Plan” means the Universal Corporation Executive Officer Annual Incentive Plan, as amended and restated.

“Plan Year” means the Company’s fiscal year.

“Retirement” means retirement at the Company’s normal retirement age or early retirement with the prior written approval of the Company.

“Restricted Stock” means shares of Common Stock awarded to a participant subject to forfeiture or otherwise restricted. Awards under the Plan paid ~~on~~in Restricted Stock shall be awarded by the Committee under the Executive Stock Plan.

“Stock Unit” means an award stated with reference to a share of Common Stock that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value (as defined in the Executive Stock Plan) of a share of Common Stock on the date of payment. Awards under the Plan paid in Stock Units shall be awarded ~~as Phantom Stock~~by the Committee under the Executive Stock Plan. At the Committee’s discretion, the Participant’s rights in Stock Units may be forfeitable or otherwise restricted and may be paid in cash, Common Stock or a combination of cash or Common Stock.

“Subsidiary” means any corporation, partnership, joint venture or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or an entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee.

3.	Participation.

3.1 Participants shall be selected by the Committee from among the Executive Officers. The selection of an Executive Officer as a Participant for a Performance Period shall not entitle such individual to be selected as a Participant with respect to any other Performance Period.

Exhibit A - Page 3

4.	Awards.

4.1 Award Schedules. With respect to each Performance Period with respect to which an Award may be earned by a Participant under the Plan, prior to the expiration of the Determination Period the Committee shall establish in writing for such Performance Period an Award Schedule for each Participant. The Award Schedule shall set forth the applicable Performance Period, Performance Measure(s), Performance Goal(s), and Award Formula(s) and such other information as the Committee may determine. Once established for a Plan Year, such items shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance based compensation under Code Section 162(m). Award Schedules may vary from Performance Period to Performance Period and from Participant to Participant.

4.2 Determination of Awards. A Participant shall be eligible to receive payment in respect of an Award only to the extent that the Performance Goal(s) for such Award are achieved and the Award Formula as applied against such Performance Goal(s) determines that all of some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Award earned by each Participant for such Performance Period based upon such Participant’s Award Formula. The Committee shall then determine the actual amount of the Award to be paid to each Participant and, in so doing, may decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. Anything in this Plan to the contrary notwithstanding, the maximum Award payable to any Participant with respect to each Plan Year (or portion thereof) contained within a Performance Period shall be $2,500,000.

4.3 Payment of Awards. At the Committee’s discretion, awards may be paid in cash, Common Stock, Restricted Stock, Stock Units or a combination of cash, Common Stock, Restricted Stock or Stock Units. Payments shall be made as soon as practicable after the amount of the Award has been determined and certified in accordance with Section ~~4.2. The Committee may, subject to such terms and conditions and within such limits as it may from time to time establish, permit one or more Participants to defer the receipt of amounts due under the Plan in a manner consistent with the requirements of Code Section 162(m) so that any increase in the amount of an Award that is deferred shall be based either on a reasonable rate of interest or the performance of a predetermined investment in accordance with Treasury Regulation 1.162-27(e)(2)(iii)(B). If any Award which is earned pursuant to this Section 4 is paid prior to the time determined when the Award was initially granted, the amount of such Award shall be reduced by an appropriate discount factor determined by the Committee~~4.2 but in no event later than the last day such payment may be made while still qualifying for the short-term deferral exemption from Code Section 409A.

4.4 Change of Control. All Performance Goals shall be calculated, and other conditions to payment of Awards shall be deemed to be achieved or fulfilled, as of the time of a Change of Control. In the event of a Change of Control, the Company shall promptly pay each Participant an amount equal to the greater of (A) the annual bonus the Participant would have earned under the Plan in effect on the date of the Change of Control using the Award Formula in effect for the Participant on such date, paid on a pro rata basis based on the percentage of the fiscal year completed as of the date the Change of Control occurred, and (B) 100% of the Participant’s ~~Award for the Performance Period in which~~target bonus opportunity in effect on the date of the Change of Control ~~occurs~~. In addition, if at the time of a Change of Control there has been no determination or payment of an Award for the preceding Performance Period, the Company shall pay to each individual who was a Participant with respect to such prior Performance Period the full amount to which he or she would have been paid assuming certification by the Committee of the performance for such Performance Period and no reduction in Award payments for factors other than performance factors. Payments under this Section 4.4 shall be made not later than ten (10) days following the Change of Control.

4.5 Recoupment. If the Committee determines, in its sole discretion, that the Participant at any time has willfully engaged in any activity that the Committee determines was or is harmful to the Company, then the Committee may cause any award to be forfeited in part or in whole or the Company may seek a recoupment of payments made under the Plan in part or in whole. In the event of a material restatement of financial statements, the Committee may cause any award to be forfeited in part or in whole or the Company may seek a recoupment of payments made pursuant to the Plan in part or in whole. In addition, the Committee may cause any award to be forfeited in part or in whole or the Company may seek a recoupment of payments made under the Plan in part or in whole in the event of the Participant’s ethical misconduct.

Exhibit A - Page 4

5.	Termination of Employment.

5.1 Termination of Employment. Except as otherwise determined by the Committee or as otherwise provided in Section 4.4 or Section 5.2, no Award with respect to a Performance Period will be payable to any Participant who is not an employee of the Company on the last day of such Performance Period.

5.2 Death, Disability or Retirement. In the event that a Participant dies or his or her employment is terminated by reason of Disability or Retirement after an Award has been granted to the Participant but before it has been determined to be earned pursuant to Section 4.2, there shall be paid to the Participant (or, in the event of death, to the Participant’s Beneficiary or estate) a prorated amount equal to the Award payment that the Committee determines would have been paid to the Participant pursuant to Section ~~4.3~~4.3, based on the performance for the entire Performance Period, had his or her employment continued, multiplied by a fraction, the numerator of which is the number of completed calendar months of employment during the Performance Period and the denominator of which is twelve.

6.	Administration.

6.1 In General. The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

6.2 Determinations. The actions and determinations of the Committee or others to whom authority is delegated under the Plan on all matters relating to the Plan and any Awards shall be final and conclusive. Such determinations need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

6.3 Appointment of Experts. The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

6.4 Delegation. The Committee may delegate to others the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purposes, except that the Committee shall not delegate any authority with respect to decisions regarding Plan eligibility or the amount, timing or other material terms of Awards.

6.5 Books and Records. The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

6.6 Payment of Expenses. The Company shall pay all reasonable expenses of administering the Plan, including, but not limited to, the payment of professional and expert fees.

7.	Miscellaneous.

7.1 Nonassignability. No Award shall be assignable or transferable (including pursuant to a pledge or security interest) other than by will or by the laws of descent and distribution.

7.2 Withholding Taxes. Whenever payments under the Plan are to be made or deferred, the Company will withhold therefrom, or from any other amounts payable to or in respect of the Participant, an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

Exhibit A - Page 5

7.3 Amendment or Termination of the Plan. The Plan may be amended or terminated by the Committee in any respect except that (i) no amendment may be made after the date on which an Executive Officer is selected as a Participant for a Performance Period that would adversely affect the rights of such Participant with respect to such Performance Period without the consent of the affected Participant and (ii) no amendment shall be effective without the approval of the shareholders of the Company to increase the maximum Award payable under the Plan or if, in the opinion of counsel to the Company, such approval is necessary to satisfy the applicable requirements of Code Section 162(m).

7.4 Other Payments or Awards. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

7.5 Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any amount is payable under the Plan, such payments will be made accordingly. Any such payment will be a complete discharge of the liability of the Company under the Plan.

7.6 Unfunded Plan. Nothing in this Plan will require the Company to purchase assets or place assets in a trust or other entity to which contributions are made or otherwise to segregate any assets for the purpose of satisfying any obligations under the Plan. Participants will have no rights under the Plan other than as unsecured general creditors of the Company.

7.7 Limits of Liability. Neither the Company nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, will have any liability to any party for any action taken or not taken in good faith under the Plan.

7.8 No Right of Employment. Nothing in this Plan will be construed as creating any contract of employment or conferring upon any Participant any right to continue in the employ or other service of the Company or limit in any way the right of the Company to change such person’s compensation or other benefits or to terminate the employment or other service of such person with or without cause.

7.9 Section Headings. The section headings contained herein are for convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, will control.

7.10 Invalidity. If any term or provision contained herein is to any extent invalid or unenforceable, such term, or provision will be reformed so that it is valid, and such invalidity or unenforceability will not affect any other provision or part hereof.

7.11 Applicable Law. The Plan will be governed by the laws of the Commonwealth of Virginia, as determined without regard to the conflict of law principles thereof.

7.12 Effective Date/Term. The Plan shall be effective only upon the approval by the shareholders of the Company at the ~~2004~~2009 Annual Meeting of Shareholders and shall be effective for the Plan Year in which such approval occurs and each of the next four succeeding Plan Years unless sooner terminated by the Committee in accordance with Section 7.3. For the fifth succeeding Plan Year, the Plan shall remain in effect in accordance with its terms unless amended or terminated by the Committee, and the Committee shall make the determinations required by Section 4 for such Plan Year, but the Plan shall be submitted for re-approval by the shareholders of the Company at the annual meeting of shareholders held during such fifth Plan Year, and payment of all Awards under the Plan for such Plan Year and any future Plan Years shall he contingent upon such approval.

Exhibit A - Page 6

UNIVERSAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, August 4, 2009

2:00 p.m.

9201 Forest Hill Avenue

Stony Point II Building

Richmond, VA 23235

UNIVERSAL CORPORATION	Proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints George C. Freeman, III, and David C. Moore, and each or either of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on June 16, 2009, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on August 4, 2009, and at any adjournments or postponements thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR PROPOSAL 2, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY INTERNET OR PHONE, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THE NOTICE AND PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE ON UNIVERSAL CORPORATION’S WEBSITE AT: WWW.UNIVERSALCORP.COM/INCLUDE/MENU-INVESTOR.ASP.

(continued, and to be DATED and SIGNED on reverse side)

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if
you marked, signed and returned your proxy card.
INTERNET – www.eproxy.com/uvv Use the Internet to vote your proxy until 11:59 a.m. (ET) on August 3, 2009.
PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 11:59 a.m. (ET) on August 3, 2009.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

ò  Please detach here  ò

COMMON STOCK

1.	Election of directors:	01 02	John B. Adams, Jr. Robert C. Sledd	03	Eugene P. Trani	☐	Vote FOR all nominees (except as marked)		☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Re-approve the Universal Corporation Executive Officer Annual Incentive Plan, as amended					☐	For	☐ Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES, FOR PROPOSAL 2, AND ACCORDING TO THE PROXY HOLDERS’ DISCRETION ON ALL OTHER MATTERS.

Address Change? Mark Box ☐ Indicate changes below:							Date

						Signature(s) in Box Please sign exactly as your name(s) appear(s) on this proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

UNIVERSAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, August 4, 2009

2:00 p.m.

9201 Forest Hill Avenue

Stony Point II Building

Richmond, VA 23235

UNIVERSAL CORPORATION	Voting Instruction

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP INC. SAVINGS AND STOCK OWNERSHIP PLAN.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 10.09 of the LandAmerica Financial Group Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant’s Account as of June 15, 2009, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on August 4, 2009, and at any adjournments or postponements thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT’S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS, SO LONG AS SUCH VOTE IS IN ACCORDANCE WITH THE PROVISIONS OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

PLEASE VOTE BY INTERNET OR PHONE, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: THE NOTICE AND PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE ON UNIVERSAL CORPORATION’S WEBSITE AT: WWW.UNIVERSALCORP.COM/INCLUDE/MENU-INVESTOR.ASP.

(continued, and to be DATED and SIGNED on reverse side)

COMPANY #

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named
proxies to vote your shares in the same manner as if
you marked, signed and returned your proxy card.
INTERNET – www.eproxy.com/uvv Use the Internet to vote your proxy until 11:59 a.m. (ET) on July 31, 2009.
PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 11:59 a.m. (ET) on July 31, 2009.
MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.
If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

ò  Please detach here  ò

LANDAMERICA FINANCIAL GROUP, INC. SAVINGS AND STOCK OWNERSHIP PLAN

1.	Election of directors:	01 02	John B. Adams, Jr. Robert C. Sledd	03	Eugene P. Trani	☐	Vote FOR all nominees (except as marked)		☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Re-approve the Universal Corporation Executive Officer Annual Incentive Plan, as amended					☐	For	☐ Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:							Date

						Signature(s) in Box Please sign exactly as your name(s) appear(s) on this Voting Instruction. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.